UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08685

ROCHDALE INVESTMENT TRUST
(Exact name of registrant as specified in charter)

570 LEXINGTON AVENUE
NEW YORK, NY 10022-6837
(Address of principal executive offices) (Zip code)

RITA DAM
U.S. BANCORP FUND SERVICES, LLC
2020 E. FINANCIAL WAY, SUITE 100
GLENDORA, CA 91741
(Name and address of agent for service)

(800) 245-9888
Registrant's telephone number, including area code

Date of fiscal year end: DECEMBER 31

Date of reporting period: DECEMBER 31, 2005

ROCHDALE
INVESTMENT TRUST
Rochdale Large Growth Portfolio
Rochdale Large Value Portfolio
Rochdale Mid/Small Growth Portfolio
Rochdale Mid/Small Value Portfolio
Rochdale Atlas Portfolio
Rochdale Dividend & Income Portfolio
Rochdale Intermediate Fixed Income Portfolio
Rochdale Darwin Portfolio

Annual Report
December 31, 2005

ROCHDALE INVESTMENT TRUST

Rochdale Funds Annual Report
Table of Contents
Letter to Shareholders	1
Performance Graphs and Total Return Tables	8
Expense Example	16
Schedule of Investments	19
Rochdale Large Growth Portfolio	19
Rochdale Large Value Portfolio	24
Rochdale Mid/Small Growth Portfolio	29
Rochdale Mid/Small Value Portfolio	36
Rochdale Atlas Portfolio	43
Rochdale Dividend & Income Portfolio	50
Rochdale Intermediate Fixed Income Portfolio	55
Rochdale Darwin Portfolio	60
Statements of Assets and Liabilities	62
Statements of Operations	64
Statements of Changes in Net Assets	66
Financial Highlights	70
Notes to Financial Statements	75
Report of Independent Registered Public Accounting Firm	85
Trustee and Officer Information	86
Additional Information	87

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Rochdale Investment Trust.

Past performance is not a guarantee of future results. Due to market volatility, fund performance may fluctuate substantially over the short-term and current performance may differ from that shown. Share price and returns will fluctuate, and investors may have a gain or loss when they redeem shares. Statements and other information in this report are dated and are subject to change.

ROCHDALE INVESTMENT TRUST

Rochdale Funds Annual Report

February 21, 2006

Dear Shareholders:

We are pleased to report the performance of the Rochdale Funds (“Funds”) for the year ended December 31, 2005. Despite several exogenous shocks to our economy, including natural disasters, rising gas prices, and geopolitical troubles, all major equity classes generated positive returns during 2005, though the best equity returns occurred abroad in international equity markets. While U.S. equity returns were lower than historical averages, the positive take away from 2005 was the resiliency demonstrated by the U.S. economy and financial markets. While there were many challenging aspects about 2005, there were many positive experiences as well. First among the positives was the continued robust growth in corporate sector profitability, which enjoyed its third straight year of double digit growth. The fact that stock prices rose less than corporate earnings in 2005 was a function of the exogenous shocks and the cycle of increases in interest rates that occurred throughout 2005. Absent such exogenous shocks in 2006, we see an ongoing period of economic growth in 2006. We believe equity returns should deliver better returns in 2006, absent shocks from oil, war, or inflation. The continuation of solid corporate earnings growth and a lessening of interest rate increases all combine to create an appealing environment for equities. On a price to earnings basis, stocks are at their most attractive levels in over 10 years.

While 2005 showed the resiliency of the economy as well as equity and bond markets, the factors that mitigated the shocks are less likely to be able to provide such offset, if shocks of a meaningful nature were to occur in 2006. So while the economy was extraordinarily resilient last year, our economy today is somewhat less resilient. In 2006 we expect corporate earnings growth in excess of 8%. Provided interest rates do not exceed our expectations, and no material exogenous shocks occur, we view equities as the more favorable asset class for 2006, with international equities the most favorable. Fixed income investing will likely experience modest returns given our view that interest rates will likely rise toward 5% by the end of 2006.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be found on our Web site at www.rochdale.com. Total returns do not reflect sales charges, which, when applied, would lower returns.
Investing in small and medium-size companies and REITs may carry additional risks such as limited liquidity and increased volatility. Investing in international companies carries risks such as currency fluctuation, interest rate fluctuation, and economic and political instability. The Darwin Portfolio is non-diversified, which means that the portfolio may invest a greater percentage of its assets in a particular issuer and hold a limited number of securities compared to a diversified mutual fund, thus the change in value of any one security could have a greater affect on the overall portfolio value. The Darwin Portfolio can sell securities short. This means that the portfolio will incur a loss as a result of a short sale if the price of the security sold short increases, and the portfolio will realize a gain if the security sold short declines.
A fund’s investment objectives, risks, charges, and expenses must be considered carefully before investing. The prospectus contains this and other information about the investment company, and it may be obtained by calling 800-245-9888, or visiting www.rochdale.com. Please read the prospectus carefully before investing. RIM Securities LLC • 570 Lexington Avenue • New York, NY 10022.
Lipper category averages track the total return performance of all funds within the respective Lipper category. One cannot invest directly in a category average.

ROCHDALE INVESTMENT TRUST

In 2005, international markets dominated equity returns, with emerging markets leading the pack. Overall in large-cap equities, the value segment outperformed growth, while for mid- and small-cap stocks the two styles were about equal performers. Mid-cap stocks performed meaningfully better than small-cap as investors shifted away from riskier assets. Fixed income securities provided weak but positive returns amid a climate of rising interest rates.

Broad Market Index Performance
Year Ended December 31, 2005
Index	Total Return
S&P 500	4.91%
S&P MidCap 400	12.56%
S&P SmallCap 600	7.68%
Nasdaq Composite	1.37%
MSCI All Country World ex USA	17.11%
Lehman Aggregate Bond	2.43%
Source: Lipper

Across all our equity mutual funds, we employ a sophisticated process for identifying companies with favorable revenue and profit profiles and attractive measures of valuation. We have enhanced this process over time; however, our approach has been consistent since each fund’s inception.

During 2005, large-cap stocks generated an overall return of 4.9%. This return was driven mostly by strong performance in the energy and utility sectors.

Equity returns from international markets were the best performing in 2005. The U.S. equity market performance was near the bottom of more than 30 foreign markets. Our Atlas fund delivered exceptional performance in 2005 with a 21.07% return, making it one of the best performing relative to all its peer mutual funds. We view international equity markets as attractive for the year 2006 as well.

Our domestic mutual funds delivered solid performance, with returns for the Large Value, Mid/Small Growth and Mid/Small Value funds all exceeding 9% for the year. Our Large Growth fund did not achieve our appreciation objective because we did not own a lot of energy company shares, whose prices rose over 30% as a group in 2005.

In a challenging year for all fixed income investors, our fund performance held up well. The fixed income return was 2.13% because we maintained a shorter-term maturity for most of the year.

Our outlook for 2006 remains positive. We expect GDP growth to average 3.0% to 3.25% for the year 2006 but trend downward throughout the year, as the consumer, whose spending represents about 70% of economic activity, feels pressure from flattening housing prices and rising interest rates. While the fixed income environment holds the potential for concern, we are cautiously optimistic that the flat to slightly negative yield curve does not cause the consumer to retrench too much on their spending. We expect corporate profit growth, rather than price/earnings expansion, to contribute to stock price appreciation of 7-8% for the broad market in 2006. Given our macroeconomic outlook, we favor companies with predictable and reliable revenue and earnings, quality management, reasonable valuations, and sustainable competitive advantages. Looking ahead 12 to 18 months, we emphasize select sectors and industries such as diversified financial services companies, insurance companies, and banks; healthcare equipment and services; and industrial companies; while avoiding autos, airlines, pharmaceuticals, and some materials companies.

Our investment strategies focus on balancing potential return with risks across each asset class. We seek to minimize exposure to excessively volatile segments of the stock market, as we believe that the returns associated with such companies will disappoint long-term investors. As a Rochdale investor, you know that each of our funds is built on a sound, long-term focused company selection methodology. We manage our funds with a consistent process, selecting companies that meet our fundamental criteria and avoid market sentiment that distracts us from our long-term goals. Regardless of market conditions, an investor’s best approach is to have a well-planned asset allocation strategy and a well-diversified portfolio. Your financial advisor, teamed with Rochdale, can help you assess portfolio diversification and volatility levels suitable given your investment objectives.

ROCHDALE INVESTMENT TRUST

Rochdale Large Growth Portfolio

The Large Growth Portfolio invests primarily in large U.S. companies within growth industries such as pharmaceuticals, technology, medical products, financial services, and retail. Growth industries typically exhibit stronger earnings growth and capital appreciation when the expected future economic activity is likely to deliver rising economic growth. During the year ended December 31, 2005, Rochdale’s Large Growth Portfolio rose 2.24%, which lagged the overall market. Our focus during 2005 for the growth fund was more toward larger, more steady growth companies, like healthcare and diversified industrials, which weighed down the fund’s capital appreciation relative to other more cyclical growth companies that benefited from the rise in oil prices, where we chose not to be fully invested. Our concerns about rising interest rates did materialize, but we did not expect the significant rise in oil related shares. Some bright spots in the growth sector included: Health Care Equipment & Services and Diversified Financials. Our portfolio will be overweight in the more favorable investment sectors that we like, including: Health Care Equipment & Services, Diversified Financials, and Information Technology. Our portfolio continues to be focused on high quality companies with predictable long-term revenue streams, reliable earnings growth, and that have a sustainable competitive advantage at relative attractive valuations.

Large Growth Portfolio:
Top Ten Holdings as of December 31, 2005
Company	Percent of Net Assets
General Electric Co	5.8%
Microsoft Corp	5.1%
Exxon Mobil Corporation	4.7%
Procter & Gamble Co	3.5%
Johnson & Johnson Co	3.5%
UnitedHealth Group Inc	2.8%
Altria Group Inc	2.7%
Dell Inc	2.4%
Intel Corp	2.5%
Home Depot	2.2%

Rochdale Large Value Portfolio

The Large Value Portfolio invests primarily in select large U.S. companies across more economically cyclical industries including financial services, energy, and telecommunications. Value industries typically experience cyclical revenues and earnings and possess lower price-to-earnings ratios than their growth counterparts. During the year ended December 31, 2005, our Large Value Portfolio rose 9.01%, surpassing the Lipper Large Value Category Average, which rose 5.60%, and propelling the Fund to the top quintile of the category for the year. Our strong performance was due to our focus on top performing industries like Banks, Insurance Companies, and Industrial companies. With inflation under control and moderate growth expected, we believe the Fed will stop its cycle of interest rate increases later in 2006. As many companies have reduced debt and seen the benefits from improved productivity, we expect strong capital investment in 2006 will lead the industrial companies to solid performance. The increase in business spending also will enhance the profitability of many Technology companies which have seen their valuations compress over the past several years due to disappointing growth. We will selectively increase our ownership of Energy and Utilities companies at price levels we deem attractive. We will continue to focus on high quality companies with predictable long-term revenue streams, reliable earnings growth, and that have a sustainable competitive advantage.

Large Value Portfolio:
Top Ten Holdings as of December 31, 2005
Company	Percent of Net Assets
Citigroup Inc	4.7%
Bank of America Corp	3.6%
ChevronTexaco Corp	2.4%
Wells Fargo Company	2.2%
Tyco International Ltd	2.1%
Pfizer Inc	1.9%
US Bancorp	1.8%
The Progressive Corp	1.6%
General Dynamics Corp	1.6%
Goldman Sachs	1.6%

ROCHDALE INVESTMENT TRUST

Rochdale Mid/Small Growth Portfolio

The Mid/Small Growth Portfolio invests primarily in medium-size and small U.S. companies across growth industries such as biotechnology, pharmaceuticals, and information services. During the year ended December 31, 2005, the Mid/Small Growth Portfolio rose 9.32%, in line with the Lipper Mid-Cap Growth Category Average, which rose 9.70%. In 2005, our investment process drove the performance of the fund. Mid-cap stocks performed meaningfully better than small-cap as investors shifted away from riskier assets. Unlike the large-cap space, mid-cap growth investors also experienced good performance. Retailing stocks rebounded strongly in the fourth quarter after a lackluster year, as holiday sales were particularly strong among the specialty retailing companies. Mid-cap Technology stocks also performed well as companies demonstrated solid growth. Our portfolio is market-weighted in the Technology sector, with an emphasis on Software & Services companies. The Fund continued to benefit from our view that Health Care Equipment & Services remains an attractive long-term investment. As economic earnings growth moderates and high commodity prices remain an issue, we are maintaining portfolio allocations that focus on companies with predictable growth in revenues, reliable earnings results, and a sustainable competitive advantage.

Mid/Small Growth Portfolio:
Top Ten Holdings as of December 31, 2005
Company	Percent of Net Assets
Legg Mason Inc	1.8%
National Oilwell Varco Inc	1.7%
Grand Prideco Inc	1.4%
Coventry Health Care Inc	1.4%
XTO Energy Inc	1.3%
Ansys Inc	1.3%
Varian Medical Systems Inc	1.2%
Cephalon Inc	1.2%
Precision Castparts Corp	1.2%
CH Robinson Worldwide	1.1%

Rochdale Mid/Small Value Portfolio

The Mid/Small Value Portfolio invests primarily in medium-size and small U.S. companies across value industries including banks and insurance, energy, utilities, and basic materials. During the year ended December 31 2005, Rochdale’s Mid/Small Value Portfolio rose 11.64%, outshining the Lipper Mid-Cap Value Category Average, which returned 9.07% and sustaining the Fund’s position in the top third of its peer group for the year. Our security selection and sector allocation process led to the strong performance. Financial sector industries including Banks, Diversified Financials, and Insurance performed strongly. With inflation under control, and moderate economic growth, our view is that the Fed will complete raising interest rates later in 2006. As many companies improved their balance sheets over the last several years, we expect that in 2006 new capital investment will be strong; therefore, we continue to favor industries with exposure to business spending. In addition, we expect that mid-cap value stocks will continue to benefit from mergers and acquisition activity, particularly in the Energy, Materials, and Banking sectors. Our portfolio continues to be focused on high quality companies with predictable long-term revenue streams, reliable earnings growth, and that have a sustainable competitive advantage.

Mid/Small Value Portfolio:
Top Ten Holdings as of December 31, 2005
Company	Percent of Net Assets
Sierra Pacific Resources Holdings Co	2.0%
RLI Corp	1.8%
W.R. Berkley Corp	1.6%
First American Corp	1.6%
SanDisk Corp	1.5%
Fidelity National Financial Inc	1.4%
Investment Technology Group Inc	1.3%
UnitedHealth Group Inc	1.3%
First American Prime Obligation	1.2%
Lennar Corp	1.1%

ROCHDALE INVESTMENT TRUST

Rochdale Atlas Portfolio
The Atlas Portfolio is an exceptionally performing international fund, which provides exposure to foreign economies across both developed and emerging markets through investment in foreign companies in countries with favorable macroeconomic outlooks and that are likely to outperform relative to broad foreign markets. The Fund finished 2005 in the top 10% of its category, by returning 21.07% versus the Lipper International Multi-Cap Core Category Average, which returned 14.74%. Our country selection process continues to identify countries whose equity markets are expected to generate exceptional returns relative to international benchmarks. Many leading emerging market countries contributed to the positive performance in our portfolio, including Mexico, Brazil, Korea, and Thailand. Within developed markets, Norway and Germany remain among our most favored countries. We recently added positions in the developed European markets of Denmark and Italy. Our research indicates there are favorable valuation and corporate profit growth opportunities in many European blue chip shares as well as several emerging market economies. Foreign equity markets have the potential to deliver continued solid equity market performance in 2006. Looking ahead, we have expanded the number of countries in our investment universe that meet our criteria for stability, transparency, liquidity, and risk.

Atlas Portfolio:
Top Ten Holdings as of December 31, 2005
Company	Percent of Net Assets
Petroleo Brasileiro SA	2.8%
OMV AG	2.2%
Samsung Electronic Co	1.9%
Norsk Hydro ASA	1.9%
Statoil Den Norske	1.8%
DNB NOR ASA	1.7%
E.ON AG	1.6%
Sanofi-Aventis	1.5%
Erste Bank der Oesterreichischen Spk AG	1.5%
DaimlerChrysler AG	1.5%

Rochdale Dividend & Income Portfolio

The Dividend & Income Portfolio seeks to provide significant dividend income and, secondarily, moderate long-term capital appreciation, through investment primarily in common stocks, real estate investment trusts (REITs), master limited partnerships, and preferred stocks that have exhibited stable dividend history, potential for dividend growth, strong financial condition, and reasonable valuation. In addition to providing a very reliable, low volatility, growing source of cash flow income, the portfolio is designed to take advantage of favorable dividend tax rates. During the year ended December 31, 2005, the fund maintained positive returns versus many in its Lipper Equity Income peer group and rose 1.65%. While this is well below our expectation for average annual total returns looking forward, we believe the end result for the year, when considering the economic environment, is understandable. The year proved to be challenging for income-related investments, as we had expected to some degree, because of the headwinds arising from the concerted actions by the Federal Reserve to raise interest rates eight times in 2005, following five increases during the second half of 2004. Through all the rate increases, we maintained our long-term perspective with confidence that the quality and reliability of the companies in which we invested would hold up reasonably well. In fact, the companies in our portfolio continued to raise their dividends on average and grow their business revenues. The Fund maintained its focus in finding and investing in solid income-producing companies with attractive valuations.

One of the sectors that we still favor is the REIT sector. It is important to distinguish the types of REITs that we hold from those we do not. The fund has avoided holding most residential apartment REITs, and instead favored commercial, industrial, and healthcare REITs. We believe the positive growth of jobs and corporate profits bode well for the types of REITs in which we are invested. Additionally, we feel that oil and gas pipeline companies, after a difficult fourth quarter, have strong potential in 2006. Going forward, the interest rate cycle looks to be clearer. We believe the Fed will slowly end its cycle of raising interest rates as the year progresses. We see moderate inflation, moderate economic growth, and continued solid corporate earnings performance creating an environment for our high dividend stocks to perform well in 2006. As a result, we see 2006 as a year in which we have solid optimism for more rewarding investment returns.

Dividend & Income Portfolio:
Top Ten Holdings as of December 31, 2005
Company	Percent of Net Assets
Centerplate Inc	2.5%
Duke Energy Income Fund	2.2%
Bank of America Corp	2.1%
First Industrial Realty Trust	2.1%
ExxonMobil Corp	2.0%
Wal-Mart Stores Inc	1.9%
B&G Foods Inc	1.8%
Tanger Factory Outlet Center	1.8%
Occidental Petroleum Corp	1.7%
UST Inc.	1.5%

ROCHDALE INVESTMENT TRUST

Rochdale Intermediate Fixed Income Portfolio

The Intermediate Fixed Income Portfolio seeks to earn a total return with low volatility of principal. We invest in investment-grade U.S. government, agency, and corporate bonds. Despite constant interest rate increases throughout 2005 and bond market volatility, the Fund provided acceptable returns of 2.13%, outperforming its peers to finish the year in the top third of the Lipper Intermediate Investment Grade Category, which averaged 1.94%. Our Fixed Income selection focused on higher rated bonds and shorter maturities, which benefited the performance of the portfolio. In the month of December, the treasury curve inverted for the first time since late 2000. This inverted yield curve creates a more favorable strategy toward shorter maturity bonds. While many fixed income investors had assumed that long-term government bond rates would begin to rise as the Fed persisted in raising short-term rates, that event did not materialize in 2005. The main driver of the recent inversion has been strong foreign buying of U.S. bonds. The Fund continues to target a shorter maturity than its benchmark as we believe the current yield curve environment does not reward for extending duration until later in the year. We have added shorter maturity floating rate securities that take advantage of rising short-term rates while also providing the flexibility to reposition the portfolio as more attractive rates become available later in the year.

Intermediate Fixed Income Portfolio:
Top Ten Holdings as of December 31, 2005
Company	Percent of Net Assets
Federal Home Loan Bank	20.5%
Federal National Mortgage Association	13.2%
Federal Home Loan Mortgage Corp	6.8%
Transamerica Corp	4.9%
SLM Corp	3.5%
May Dept Stores Co	2.4%
First American Prime Obligations Fund	1.9%
AOL Time Warner Inc	1.9%
Chemical Bank	1.8%
Lehman Brothers Holdings Inc	1.7%

Rochdale Darwin Portfolio

The Darwin Portfolio seeks to earn long-term capital appreciation through long and short investment in small and mid-cap health care companies in a broad array of health care industries including health care services, pharmaceuticals, medical equipment/devices, biotechnology, weight loss, fitness, and health foods. During the year ended December 31, 2005, the Darwin Portfolio total return was 2.17%. 2005 was a solid year, but the fund’s performance was held back by a couple of companies’ FDA not-approvable rulings. We are now focusing on companies with lesser FDA risk, with strong long-term outlooks, and at attractive valuations. Although the portfolio currently is slightly over-weighted in health care facilities and supplies, our strategy continues to be one of concentrating on individual stock selection through fundamental research analysis. We believe that over the next several years, the health care sector will offer superior investment returns due to growing demand for health care services and products rooted in solid demographic trends and technological advancement. We continue to evaluate mid- and small-cap long and short health care opportunities that in combination we believe will provide above-average returns.

Darwin Portfolio:
Top Ten Holdings as of December 31, 2005
Company	Percent of Net Assets
Respironics Inc	5.0%
Advanced Medical Optics Inc	4.7%
Barr Pharmaceuticals Inc	4.5%
Alcon Inc	4.2%
Triad Hospitals Inc	4.1%
Pediatrix Medical Group Inc	4.0%
Edwards Lifesciences Inc	3.9%
Beckman Coulter Inc	3.9%
Dentsply International Inc	3.9%
Serologicals Corp	3.8%

ROCHDALE INVESTMENT TRUST

Thank you for your investment in Rochdale Funds. We take our duty as stewards of clients’ wealth very seriously, and we appreciate you making the Rochdale Funds a part of your investment portfolio. We hope you find reports such as this helpful in tracking the exposures in your portfolio. For more frequent updates, please call us at 1-800-245-9888 or visit our Web site at www.rochdale.com, where you can find details on current holdings, sector exposure, portfolio commentary, and more.

Sincerely,

Carl Acebes
Garrett R. D’Alessandro, CFA
David J. Abella, CFA
Audrey H. Kaplan
J.C. Davies, CFA
Portfolio Managers

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return
	Period Ended December 31, 2005
	One	Three	Five	Since
	Year	Years	Years	Inception
Rochdale Large Growth Portfolio
Return at NAV(1)	2.24%	10.19%	(2.70%)	(5.41%)
Return at POP(2)	(3.63%)	8.03%	(3.84%)	(6.34%)

S&P 500/Citigroup Growth Index	4.00%	11.52%	(1.55%)	(5.28%)
Lipper Large-Cap Growth Category Average	5.99%	13.02%	(3.99%)	N/A

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Standard & Poor's (S&P) 500 Index represents 500 large U.S. companies. The S&P 500/Citigroup Growth Index is market cap weighted and contains the full market cap of the S&P 500, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value. In December 2005, the S&P 500/Barra Growth Index transitioned to the S&P 500/Citigroup Growth Index.
The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the fund's performance.
Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.
Lipper Large-Cap Growth consists of funds that invest in large companies with long-term earnings that are expected to grow significantly faster than the earnings of stocks in major indexes. Funds normally have above-average price-to-earnings ratios, price-to-book ratios, and three-year earnings growth. As of December 31, 2005, the category consists of 687, 593 and 475 funds for the one-, three-, and five-year periods, respectively.
Past performance is not predictive of future performance.
Rochdale Large Growth Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 1999.
N/A - not available.

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return
	Period Ended December 31, 2005
	One	Three	Five	Since
	Year	Years	Years	Inception
Rochdale Large Value Portfolio
Return at NAVReturn at NAV(1)	9.01%	16.20%	1.03%	1.55%
Return at POP(2)	2.73%	13.94%	(0.16%)	0.55%

S&P 500/Citigroup Value Index	5.82%	17.29%	2.43%	3.11%
Lipper Large-Cap Value Category Average	5.60%	15.12%	3.10%	N/A

(1) NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2) POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Standard & Poor's (S&P) 500 Index represents 500 large U.S. companies. The S&P 500/Citigroup Value Index is market cap weighted and contains the full market cap of the S&P 500, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value. In December 2005, the S&P 500/Barra Value Index transitioned to the S&P 500/Citigroup Value Index.
The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the fund's performance.
Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.
Lipper Large-Cap Value consists of funds that invest in large companies that are considered undervalued relative to major stock indexes based on price-to-earnings ratios, price-to-book ratios, or other factors. As of December 31, 2005, the category consists of 469, 386 and 259 funds for the one-, three-, and five-year periods, respectively.
Past performance is not predictive of future performance.
Rochdale Large Value Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 1999.
N/A - not available.

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return
	Period Ended December 31, 2005
	One	Three	Five	Since
	Year	Years	Years	Inception
Rochdale Mid/Small Growth Portfolio
Return at NAV(1)	9.32%	19.41%	4.70%	6.85%
Return at POP(2)	3.03%	17.07%	3.47%	5.80%

S&P 1000/Citigroup Growth Index	11.95%	22.19%	7.99%	9.02%
Lipper Mid-Cap Growth Category Average	9.70%	18.92%	(0.50%)	N/A

(1) NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2) POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Standard & Poor's (S&P) 1000 index represents 400 medium-size and 600 small U.S. companies. The S&P 1000/Citigroup Growth index is market cap weighted and contains the full market cap of the S&P 1000, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value. In December 2005, the S&P 400/600 Barra Groth Index transitioned to the S&P 1000/Citigroup Growth Index.
The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the fund's performance.
Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.
Lipper Mid-Cap Growth consists of funds that invest in midsize companies with long-term earnings that are expected to grow significantly faster than the earnings of stocks in major indexes. Funds normally have above-average price-to-earnings ratios, price-to-book ratios, and three-year earnings growth. As of December 31, 2005, the category consists of 553, 458 and 348 funds for the one-, three-, and five-year periods, respectively.
Past performance is not predictive of future performance.
Rochdale Mid/Small Growth Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 1999.
N/A - not available

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return
	Period Ended December 31, 2005
	One	Three	Five	Since
	Year	Years	Years	Inception
Rochdale Mid/Small Value Portfolio
Return at NAV(1)	11.64%	22.82%	10.87%	12.35%
Return at POP(2)	5.23%	20.42%	9.56%	11.25%

S&P 1000/Citigroup Value Index	10.00%	20.85%	10.41%	11.86%
Lipper Mid-Cap Value Category Average	9.07%	22.26%	11.39%	N/A

(1) NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2) POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Standard & Poor's (S&P) 1000 index represents 400 medium-size and 600 small U.S. companies. The S&P 1000/Citigroup Value index is market cap weighted and contains the full market cap of the S&P 1000, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value. In December 2005, the S&P 400/600 Barra Value Index transitioned to the S&P 1000/Citigroup Value Index.
The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the fund's performance.
Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.
Lipper Mid-Cap Value consists of funds that invest in midsize companies that are considered undervalued relative to major stock indexes based on price-to-earnings, price-to-book ratios, or other factors. As of December 31, 2005, the category consists of 250, 209 and 118 funds for the one-, three-, and five-year periods, respectively.
Past performance is not predictive of future performance.
Rochdale Mid/Small Value Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 1999.
N/A - not available.

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return
	Period Ended December 31, 2005
	One	Three	Five	Since
	Year	Years	Years	Inception
Rochdale Atlas Portfolio
Return at NAV(1)	21.07%	27.02%	8.06%	9.11%
Return at POP(2)	14.10%	24.54%	6.79%	8.22%

Dow Jones World Index (ex US)	17.11%	26.50%	6.93%	9.76%
MSCI All Country World ex USA Index	17.11%	26.20%	6.66%	8.83%
Lipper International Multi-Cap Core Category Average	25.63%	23.29%	2.85%	N/A

(1) NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2) POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Dow Jones World Index ex US consists of approximately 3,800 securities listed on exchanges in 33 countries, excluding the United States.
The Morgan Stanley Capital International (MSCI) All Country World ex USA Index comprises approximately 1,900 securities listed on exchanges in 48 countries, excluding the United States.
The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the funds’ performance.
Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.
Lipper International Multi-Cap Core consists of funds that invest in securities of companies of various size outside of the U.S.
As of December 31, 2005, the category consists of 289, 230 and 169 funds for the one-, three-, and five-year periods, respectively.
Past performance is not predicitve of future performance.
Rochdale Atlas Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on October 2, 1998.
N/A - not available.

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return
	Period Ended December 31, 2005
	One	Three	Five	Since
	Year	Years	Years	Inception
Rochdale Dividend & Income Portfolio
Return at NAV(1)	1.65%	15.57%	(1.04%)	1.68%
Return at POP(2)	(4.20%)	13.31%	(2.21%)	0.77%

Russell 3000 Value Index	6.85%	17.89%	5.86%	5.29%
Lipper Equity Income Category Average	5.68%	14.50%	3.58%	N/A

(1) NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2) POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.
The comparative market index is not directly investable and is not adjusted to reflect expenses that the SEC requires to be reflected in the fund's performance.
Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.
Lipper Equity Income consists of funds that seek high current income and growth of income by investing in equities.
As of December 31, 2005, the category consists of 227, 163 and 131 funds for the one-, three-, and five-year periods, respectively.
Past performance is not predictive of future performance.
Prior to 6/27/03, the Rochdale Dividend & Income Portfolio invested as the Rochdale Alpha Portfolio, with a different investment objective and an aggressive mid- and small-cap strategy.
N/A - not available.

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return
	Period Ended December 31, 2005
	One	Three	Five	Since
	Year	Years	Years	Inception
Rochdale Intermediate Fixed Income Portfolio
Return at NAV(1)	2.13%	3.34%	5.79%	6.04%
Return at POP(2)	(3.73%)	1.32%	4.55%	5.00%

Lehman Government/Credit Intermediate Index	1.58%	2.97%	5.50%	6.20%
Lipper Intermediate Investment Grade
Category Average	1.94%	3.46%	5.27%	N/A

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Lehman Government/Credit Intermediate Index is an index consisting of publicly issued, dollar-denominated U.S. Government, agency, or investment grade corporate fixed income securities with maturity from 1 to 10 years.
The comparative market index is not directly investable and is not adjusted to reflect expenses that the SEC requires to be reflected in the funds’ performance.
Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.
Lipper Intermediate Investment Grade consists of funds that invest in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. As of December 31, 2005, the category consists of 469, 399 and 303 funds for the one-, three-, and five-year periods, respectively.
Past performance is not predictive of future performance.
Rochdale Intermediate Fixed Income Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 1999.
N/A - not available.

ROCHDALE INVESTMENT TRUST

	Total Return
	Period Ended December 31, 2005
	One	Since
	Year	Inception
Rochdale Darwin Portfolio
Return at NAV(1)	2.17%	1.48%
Return at POP(2)	(3.68%)	(4.36%)

S&P 1500 Index	5.66%	5.50%
Lipper Health/Biotech Category Average	8.96%	N/A

(1) NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2) POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Standard and Poor's (S&P) 1500 Index is a compilation of the S&P 500 large-cap, S&P 400 mid-cap and the S&P 600 small-cap indices, comprising approximately 90% of investable U.S. equities.
The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the funds’ performance.
Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.
Lipper Health/Biotech consists of funds that invest in securities of companies in the healthcare sector. As of December 31, 2005, the category consists of 173 funds for the one-year period.
Past performance is not predictive of future performance.
Rochdale Darwin Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 2004.
N/A - not available.

ROCHDALE INVESTMENT TRUST

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Portfolios, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 07/01/05 to 12/31/05.

Actual Expenses

The information in the tables under the headings “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the tables under the headings “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the headings “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Large Growth Portfolio		Hypothetical Performance
	Actual Performance	(5% return before expenses)

Beginning Account Value (07/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$1,044.00	$1,018.90
Expenses Paid during Period*	$6.44	$6.36

* Expenses are equal to the Portfolio’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

Large Value Portfolio		Hypothetical Performance
	Actual Performance	(5% return before expenses)

Beginning Account Value (07/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$1,079.50	$1,019.56
Expenses Paid during Period*	$5.87	$5.70

* Expenses are equal to the Portfolio’s annualized expense ratio of 1.12%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

ROCHDALE INVESTMENT TRUST

EXPENSE EXAMPLE (Unaudited) , Continued

Mid/Small Growth Portfolio		Hypothetical Performance
	Actual Performance	(5% return before expenses)

Beginning Account Value (07/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$1,069.00	$1,019.56
Expenses Paid during Period*	$5.84	$5.70

* Expenses are equal to the Portfolio’s annualized expense ratio of 1.12%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

Mid/Small Value Portfolio		Hypothetical Performance
	Actual Performance	(5% return before expenses)

Beginning Account Value (07/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$1,077.60	$1,019.56
Expenses Paid during Period*	$5.87	$5.70

* Expenses are equal to the Portfolio’s annualized expense ratio of 1.12%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

Atlas Portfolio		Hypothetical Performance
	Actual Performance	(5% return before expenses)

Beginning Account Value (07/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$1,174.50	$1,017.09
Expenses Paid during Period*	$8.82	$8.19

* Expenses are equal to the Portfolio’s annualized expense ratio of 1.61%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

Dividend & Income Portfolio		Hypothetical Performance
	Actual Performance	(5% return before expenses)

Beginning Account Value (07/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$994.60	$1,018.40
Expenses Paid during Period*	$6.79	$6.87

* Expenses are equal to the Portfolio’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

ROCHDALE INVESTMENT TRUST

EXPENSE EXAMPLE (Unaudited) , Continued

Intermediate Fixed Income Portfolio		Hypothetical Performance
	Actual Performance	(5% return before expenses)

Beginning Account Value (07/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$1,003.00	$1,020.67
Expenses Paid during Period*	$4.54	$4.58

* Expenses are equal to the Portfolio’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

Darwin Portfolio		Hypothetical Performance
	Actual Performance	(5% return before expenses)

Beginning Account Value (07/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$1,031.30	$1,017.85
Expenses Paid during Period*	$7.48	$7.43

* Expenses are equal to the Portfolio’s annualized expense ratio of 1.46%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005

Shares		Value
COMMON STOCKS: 99.7%
CONSUMER DISCRETIONARY: 11.5%
1,199	Best Buy Co., Inc.	$52,132
1,477	Black & Decker Corp.(b)	128,440
4,246	Coach, Inc.(a)	141,562
4,300	Darden Restaurants, Inc.(b)	167,184
3,600	DR Horton, Inc.(b)	128,628
1,300	eBay, Inc.(a)	56,225
1,997	Fortune Brands, Inc.	155,806
2,126	H&R Block, Inc.	52,193
2,245	Harley-Davidson, Inc.(b)	115,595
12,971	Home Depot, Inc.	525,066
1,437	International Game Technology(b)	44,231
3,668	Lowe's Cos., Inc.(b)	244,509
3,546	McGraw-Hill Cos., Inc.	183,080
1,934	NIKE, Inc.	167,852
2,551	Omnicom Group, Inc.(b)	217,167
2,394	Sherwin-Williams Co.	108,735
2,143	Stanley Works/The(b)	102,950
2,772	Yum! Brands, Inc.	129,951
		2,721,306
CONSUMER STAPLES: 16.2%
8,585	Altria Group, Inc.	641,471
3,694	Campbell Soup Co.	109,970

See accompanying Notes to Financial Statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005

Shares		Value
CONSUMER STAPLES, Continued
2,135	Clorox Co./The(b)	$121,460
10,806	Coca-Cola Co.	435,590
3,558	Colgate-Palmolive Co.(b)	195,156
2,194	McCormick & Co., Inc.	67,839
8,328	PepsiCo, Inc.	492,018
14,369	Procter & Gamble Co.	831,678
5,449	Sara Lee Corp.	102,986
6,483	Sysco Corp.	201,297
2,573	UST, Inc.	105,056
11,100	Wal-Mart Stores, Inc.	519,480
		3,824,001
ENERGY: 7.8%
1,200	Anadarko Petroleum Corp.	113,700
1,300	Apache Corp.	89,076
1,441	Baker Hughes, Inc.(b)	87,584
2,600	BJ Services Co.(b)	95,342
1,800	Devon Energy Corp.	112,572
19,875	Exxon Mobil Corp.	1,116,379
900	Marathon Oil Corp.	54,873
1,300	National-Oilwell, Inc.(a)	81,510
2,200	XTO Energy, Inc.	96,668
		1,847,704
FINANCIALS: 5.1%
6,570	American Express Co.	338,092
1,314	Ameriprise Financial, Inc.	53,874
1,500	Countrywide Financial Corp.(b)	51,285
4,586	Federated Investors, Inc.	169,865
400	Goldman Sachs Group, Inc.	51,084
1,800	Lehman Brothers Holdings, Inc.	230,706
800	Progressive Corp./The(b)	93,424
3,894	SLM Corp.(b)	214,521
		1,202,851
HEALTH CARE: 21.9%
5,672	Abbott Laboratories	223,647
2,000	AmerisourceBergen Corp.(b)	82,800
4,200	Amgen, Inc.(a)(b)	331,212
1,200	Bausch & Lomb, Inc.	81,480
2,500	Baxter International, Inc.	94,125
1,100	Becton, Dickinson & Co.	66,088
3,287	Biomet, Inc.(b)	120,206
4,700	Boston Scientific Corp.(a)(b)	115,103
3,114	C.R. Bard, Inc.	205,275
1,586	Cardinal Health, Inc.	109,037
2,200	Coventry Health Care, Inc.(a)	125,312
1,690	Express Scripts, Inc.(a)(b)	141,622
1,018	Genzyme Corp.(a)	72,054
5,962	IMS Health, Inc.	148,573

See accompanying Notes to Financial Statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005 (Continued)

Shares		Value
HEALTH CARE, Continued
13,784	Johnson & Johnson	$828,418
4,600	King Pharmaceuticals, Inc.(a)	77,832
2,200	Laboratory Corp. of America Holdings(a)(b)	118,470
6,166	Medtronic, Inc.	354,977
2,000	Merck & Co., Inc.	63,620
900	Millipore Corp.(a)	59,436
8,700	Pfizer, Inc.	202,884
4,058	Quest Diagnostics, Inc.	208,906
3,762	St. Jude Medical, Inc.(a)(b)	188,852
3,570	Stryker Corp.	158,615
3,200	Thermo Electron Corp.(a)	96,416
10,726	UnitedHealth Group, Inc.	666,514
2,227	Waters Corp.(a)	84,181
2,299	Zimmer Holdings, Inc.(a)	155,044
		5,180,699
INDEX FUND: 1.4%
5,700	iShares S&P 500 Growth Index Fund	337,896
INDUSTRIALS: 12.8%
1,935	3M Co.	149,962
2,483	American Standard Cos., Inc.	99,196
3,910	Caterpillar, Inc.	225,881
4,222	Danaher Corp.	235,503
3,000	Equifax, Inc.(b)	114,060
38,633	General Electric Co.	1,354,087
1,536	Illinois Tool Works, Inc.	135,153
1,000	Masco Corp.	30,190
2,200	Monster Worldwide, Inc.(a)(b)	89,804
2,100	Navistar International Corp.(a)	60,102
1,977	PACCAR, Inc.	136,868
2,350	United Parcel Service, Inc.	176,602
4,042	United Technologies Corp.	225,988
		3,033,396
INFORMATION TECHNOLOGY: 19.9%
6,196	Adobe Systems, Inc.	229,004
118	Apple Computer, Inc.(a)	8,483
3,188	Autodesk, Inc.	136,925
3,936	Automatic Data Processing, Inc.	180,623
24,017	Cisco Systems, Inc.(a)(b)	411,171
2,574	Citrix Systems, Inc.(a)(b)	74,080
18,646	Dell, Inc.(a)(b)	559,193
4,965	First Data Corp.	213,545
21,906	Intel Corp.	546,774
3,481	International Business Machines Corp. (IBM)	286,138
3,374	Intuit, Inc.(a)	179,834
45,576	Microsoft Corp.	1,191,812
1,800	Nvidia Corp.(a)(b)	65,808
33,432	Oracle Corp.(a)	408,205

See accompanying Notes to Financial Statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005 (Continued)

Shares		Value
INFORMATION TECHNOLOGY, Continued
2,500	Qualcomm, Inc.	$107,700
6,618	Symantec Corp.(a)	115,815
		4,715,110
MATERIALS: 2.4%
5,178	Allegheny Technologies, Inc.	186,822
2,000	Ball Corp.	79,440
2,755	Ecolab, Inc.	99,924
2,000	International Flavors & Fragrances, Inc.	67,000
1,767	Sealed Air Corp.(a)	99,252
499	Sigma-Aldrich Corp.	31,582
		564,020
UTILITIES: 0.7%
3,330	TXU Corp.	167,133

Total Common Stocks
(cost $20,606,674)		23,594,116

SHORT TERM INVESTMENTS: 1.2%
Money Market Investments: 1.2%
277,708	First American Prime Obligations Fund	277,708
TOTAL SHORT TERM INVESTMENTS
(cost $277,708)		277,708

Principal Amount		Value
INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING: 18.3%
COMMERCIAL PAPER: 4.3%
$ 203,654	CCN Independence, 0.000%, 10/16/06	203,654
203,654	CCN Orchard Park, 0.000%, 10/06/06	203,654
203,654	Lakeside Funding LLC, 0.000%, 01/19/06	203,654
203,654	Morgan Stanley, 0.000%, 03/01/06	203,654
203,035	RAMS Funding LLC, 4.400%, 01/10/06	203,035
		1,017,651
REPURCHASE AGREEMENT: 13.8%
1,018,272	Lehman Brothers, 4.370%, 01/03/06 (collaterlized by ILFC E-Capital Trust, 5.900%, 12/31/35, valued at $1,120,227. Repurchase proceeds are $1,018,388.)	1,018,272

2,240,199	Morgan Stanley, 4.380%, due 01/03/06 (collaterlized by FMACs, 4.375% to 4.500%, 4/15/15 to 04/15/34, valued at $2,293,714. Repurchase proceeds are $2,241,289.)	2,240,199

		3,258,471
MONEY MARKET INVESTMENT: 0.2%
14	Merrill Lynch Premier Institutional Fund	14
41,273	U.S. Bank N.A. Securities Lending Fiduciary	41,273
		41,287

See accompanying Notes to Financial Statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005 (Continued)

Principal Amount	Value
TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(cost $4,317,409)	$4,317,409

TOTAL INVESTMENTS
(cost $25,201,791), 119.2%	$28,189,233
LIABILITIES IN EXCESS OF OTHER ASSETS, (19.2%)	(4,529,493)
TOTAL NET ASSETS, 100.0%	$23,659,740

Percentages are stated as a percent of net assets.
(a) Non Income Producing
(b) This security or a portion of this security is out on loan at December 31, 2005.

See accompanying Notes to Financial Statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005

Shares		Value
COMMON STOCKS: 99.8%
CONSUMER DISCRETIONARY: 7.1%
2,571	Brunswick Corp.	$104,537
5,813	Carnival Corp.(b)	310,821
828	Centex Corp.(b)	59,194
2,500	Darden Restaurants, Inc.(b)	97,200
4,781	Gannett Co., Inc.	289,585
6,100	Hasbro, Inc.(b)	123,098
2,000	KB Home(b)	145,320
2,629	Leggett & Platt, Inc.	60,362
2,400	Lennar Corp.(b)	146,448
5,118	Limited Brands, Inc.	114,387
2,141	McDonald's Corp.	72,195
4,522	Nordstrom, Inc.(b)	169,123
3,000	Pulte Homes, Inc.	118,080
9,462	Time Warner, Inc.	165,017
1,300	VF Corp.	71,942
3,068	Walt Disney Co./The(b)	73,540
		2,120,849
CONSUMER STAPLES: 3.0%
1,900	Altria Group, Inc.	141,968
7,800	Archer-Daniels-Midland Co.(b)	192,348
2,300	Constellation Brands, Inc. - Class A(a)(b)	60,329
2,400	General Mills, Inc.	118,368

See accompanying Notes to Financial Statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005 (Continued)

Shares	Value
CONSUMER STAPLES, Continued
3,781	Reynolds American, Inc.(b)	$360,443
		873,456
ENERGY: 9.8%
700	Amerada Hess Corp.(b)	88,774
1,700	Anadarko Petroleum Corp.	161,075
2,827	Apache Corp.	193,706
2,595	Burlington Resources, Inc.(b)	223,689
12,372	Chevron Corp.	702,358
7,658	ConocoPhillips(b)	445,542
2,162	Devon Energy Corp.	135,212
7,062	El Paso Corp.(b)	85,874
2,000	EOG Resources, Inc.(b)	146,740
2,392	Marathon Oil Corp.(b)	145,840
4,251	Occidental Petroleum Corp.(b)	339,570
4,156	Valero Energy Corp.(b)	214,450
		2,882,830
FINANCIALS: 41.6%
4,814	ACE Ltd.	257,260
7,387	Aflac, Inc.	342,904
7,225	Allstate Corp./The	390,656
22,724	Bank of America Corp.(b)	1,048,713
1,157	Bear Stearns Companies Inc./The(b)	133,668
3,354	Capital One Financial Corp.(b)	289,786
1,818	Chubb Corp./The	177,528
1,400	CIT Group, Inc.	72,492
28,339	Citigroup, Inc.	1,375,292
8,421	Countrywide Financial Corp.(b)	287,914
8,500	Equity Office Properties Trust(b)	257,805
1,051	Federal Home Loan Mortgage Corp.	68,683
3,700	Federated Investors, Inc.	137,048
6,600	Fifth Third Bancorp	248,952
1,016	Franklin Resources, Inc.	95,514
4,376	Golden West Financial Corp.(b)	288,816
3,592	Goldman Sachs Group, Inc.	458,734
3,894	Hartford Financial Services Group, Inc.	334,456
5,400	Health Care REIT, Inc.	183,060
2,205	Lehman Brothers Holdings, Inc.(b)	282,615
3,208	MBIA, Inc.(b)	192,993
12,120	MBNA Corp.	329,058
5,466	Merrill Lynch & Co., Inc.	370,212
8,239	Metlife, Inc.(b)	403,711
11,134	Morgan Stanley	441,908
7,305	Morgan Stanley	414,486
6,194	National City Corp.(b)	207,932
2,800	Plum Creek Timber Co., Inc.	100,940
4,058	Progressive Corp./The(b)	473,893
2,552	Prudential Financial, Inc.	186,781

See accompanying Notes to Financial Statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005 (Continued)

Shares	Value
FINANCIALS, Continued
2,600	Simon Property Group, Inc.(b)	$199,238
3,200	St. Paul Travelers Cos., Inc.	142,944
1,500	SunTrust Banks, Inc.	109,140
5,051	Torchmark Corp.	280,836
7,128	UnumProvident Corp.(b)	162,162
17,185	US Bancorp	513,660
6,155	Wachovia Corp.	325,353
560	Washington Mutual, Inc.(b)	24,360
10,034	Wells Fargo & Co.	630,436
600	XL Capital Ltd.	40,428
		12,282,367
HEALTH CARE: 9.8%
3,760	Aetna, Inc.	354,606
3,976	AmerisourceBergen Corp.(b)	164,606
2,000	Biogen Idec, Inc.(a)(b)	90,660
1,000	Cardinal Health, Inc.	68,750
4,888	Caremark Rx, Inc.(a)(b)	253,149
1,959	Cigna Corp.(b)	218,820
3,833	Fisher Scientific International, Inc.(a)(b)	237,109
3,300	King Pharmaceuticals, Inc.(a)	55,836
4,903	Laboratory Corp. of America Holdings(a)(b)	264,027
2,489	Medco Health Solutions, Inc.(a)	138,886
4,300	PerkinElmer, Inc.	101,308
24,058	Pfizer, Inc.	561,033
4,634	Wellpoint, Inc.(a)	369,747
		2,878,537
INDEX FUND: 2.3%
4,500	iShares S&P 500 Value Index Fund	292,725
12,000	Utilities Select Sector SPDR Fund	376,680
		669,405
INDUSTRIALS: 16.0%
900	3M Co.	69,750
2,943	Burlington Northern Santa Fe Corp.	208,423
8,000	Cendant Corp.	138,000
1,700	Cummins, Inc.(b)	152,541
2,891	Deere & Co.	196,906
2,200	Dover Corp.	89,078
2,100	Eaton Corp.	140,889
859	FedEx Corp.	88,812
4,062	General Dynamics Corp.	463,271
2,500	General Electric Co.	87,625
5,478	Goodrich Corp.	225,146
2,200	Grainger (W.W.), Inc.	156,420
10,246	Ingersoll-Rand Co., Ltd.	413,631
4,068	L-3 Communications Holdings, Inc.	302,456
5,000	Masco Corp.	150,950
3,400	Navistar International Corp.(a)	97,308

See accompanying Notes to Financial Statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005 (Continued)
Shares	Value
INDUSTRIALS, Continued
7,584	Norfolk Southern Corp.	$339,991
5,616	Northrop Grumman Corp.(b)	337,578
2,650	PACCAR, Inc.	183,460
2,142	Parker Hannifin Corp.	141,286
1,500	Raytheon Co.	60,225
21,068	Tyco International Ltd.	608,022
1,500	United Technologies Corp.	83,865
		4,735,633
INFORMATION TECHNOLOGY: 2.4%
2,200	Advanced Micro Devices, Inc.(a)(b)	67,320
3,428	Affiliated Computer Services, Inc.(a)(b)	202,869
3,154	Computer Sciences Corp.(a)	159,718
6,000	Hewlett-Packard Co.	171,780
2,646	Nvidia Corp.(a)(b)	96,738
		698,425
MATERIALS: 2.7%
2,000	Alcoa, Inc.	59,140
2,265	Eastman Chemical Co.	116,851
3,093	Georgia-Pacific Corp.	148,464
1,600	Louisiana-Pacific Corp.(b)	43,952
3,574	Nucor Corp.	238,457
1,080	Phelps Dodge Corp.(b)	155,380
1,000	United States Steel Corp.(b)	48,070
		810,314
TELECOMMUNICATION SERVICES: 2.2%
5,799	AT&T, Inc.	142,017
4,657	BellSouth Corp.	126,205
5,473	Citizens Communications Co.(b)	66,935
2,991	Sprint Nextel Corp.	69,870
7,946	Verizon Communications, Inc.	239,333
		644,360
UTILITIES: 2.9%
10,300	Allegheny Energy, Inc.(a)(b)	325,995
2,200	CMS Energy Corp.(a)(b)	31,922
2,950	DTE Energy Co.	127,411
4,229	Exelon Corp.	224,729
4,100	NiSource, Inc.(b)	85,526
1,300	PG&E Corp.	48,256
		843,839
Total Common Stocks
(Cost $24,183,634)		29,440,015

SHORT TERM INVESTMENTS: 0.9%
Money market Investments: 0.9%
272,469	First American Prime Obligations Fund	272,469

See accompanying Notes to Financial Statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005 (Continued)

Principal Amount	Value

TOTAL SHORT TERM INVESTMENTS
(Cost $272,469)		272,469

INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING: 36.5%
COMMERCIAL PAPER: 8.6%
$ 506,303	CCN Independence, 0.000%, 10/16/06	$506,303
506,303	CCN Orchard Park, 0.000%, 10/06/06	506,303
506,303	Lakeside Funding LLC, 0.000%, 01/19/06	506,303
506,303	Morgan Stanley, 0.000%, 03/01/06	506,303
504,762	RAMS Funding LLC, 4.400%, 01/10/06	504,762
		2,529,974
REPURCHASE AGREEMENT: 27.5%
2,531,517	Lehman Brothers, 4.370%, 01/03/06 (collaterlized by ILFC E-Capital Trust, 5.900%, 12/31/35, valued at $2,784,987. Repurchase proceeds are $2,531,807.)	2,531,517
5,569,338	Morgan Stanley, 4.380%, due 01/03/06 (collaterlized by FMACs, 4.375% to 4.500%, 4/15/15 to 04/15/34, valued at $5,702,382. Repurchase proceeds are $5,572,049.)	5,569,338
		8,100,855
MONEY MARKET INVESTMENT: 0.4%
35	Merrill Lynch Premier Institutional Fund	35
102,608	U.S. Bank N.A. Securities Lending Fiduciary	102,608
		102,643
TOTAL INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING
(cost $10,733,472)		10,733,472

TOTAL INVESTMENTS
(cost $35,189,575), 137.2%		$40,445,956
LIABILITIES IN EXCESS OF OTHER ASSETS, (37.2)%		(10,957,148)
TOTAL NET ASSETS, 100.0%		$29,488,808

Percentages are stated as a percent of net assets.
(a) Non Income Producing
(b) This security or a portion of this security is out on loan at December 31, 2005.

See accompanying Notes to Financial Statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005

Shares		Value
COMMON STOCKS: 99.9%
CONSUMER DISCRETIONARY: 17.8%
4,948	Abercrombie & Fitch Co.(b)	$322,511
7	Aeropostale, Inc.(a)	184
4,500	American Eagle Outfitters(b)	103,410
6,696	Applebee's International, Inc.	151,263
3,236	Arbitron, Inc.	122,903
2,273	Arctic Cat, Inc.	45,596
3,307	Blyth, Inc.	69,282
1,403	Brinker International, Inc.	54,240
4,371	Career Education Corp.(a)(b)	147,390
2,647	CEC Entertainment, Inc.(a)(b)	90,104
7,692	Chico's FAS, Inc.(a)(b)	337,910
2,724	Claire's Stores, Inc.	79,595
7,004	Corinthian Colleges, Inc.(a)(b)	82,507
3,779	Dollar Tree Stores, Inc.(a)(b)	90,469
1,213	Ethan Allen Interiors, Inc.(b)	44,311
4,189	Fossil, Inc.(a)(b)	90,105
2,700	GameStop Corp.(a)	85,914
3,424	GTECH Holdings Corp.(b)	108,678
2,220	Guitar Center, Inc.(a)	111,022
1,133	Harman International Industries, Inc.(b)	110,864
5,924	Harte-Hanks, Inc.	156,334
5,405	ITT Educational Services, Inc.(a)	319,490
7,348	K-Swiss, Inc.	238,369

See accompanying Notes to Financial Statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005 (Continued)

Shares	Value

CONSUMER DISCRETIONARY, Continued
6,946	Michaels Stores, Inc.	$245,680
362	NVR, Inc.(a)	254,124
3,108	O'Reilly Automotive, Inc.(a)	99,487
2,928	Outback Steakhouse, Inc.	121,834
2,066	Oxford Industries, Inc.	113,010
3,900	Payless Shoesource, Inc.(a)	97,890
2,794	Polaris Industries, Inc.	140,259
4,000	Quiksilver, Inc.(a)(b)	55,360
4,700	Reader's Digest Association, Inc.	71,534
5,986	Ross Stores, Inc.	172,995
1,900	Ryland Group, Inc.(b)	137,047
5,643	SCP Pool Corp.	210,032
4,000	Shuffle Master, Inc.(a)(b)	100,560
4,137	Sonic Corp.(a)	122,042
3,321	Thomas Nelson, Inc.	81,863
4,200	Thor Industries, Inc.(b)	168,294
4,906	Timberland Co./The(a)	159,690
2,600	Toll Brothers, Inc.(a)(b)	90,064
2,914	Valassis Communications, Inc.(a)(b)	84,710
2,920	Vertrue, Inc.(a)(b)	103,164
93	Washington Post Co./The	71,145
3,596	Westwood One, Inc.	58,615
1,214	Williams-Sonoma, Inc.(a)(b)	52,384
3,363	Winnebago Industries, Inc.(b)	111,921
		5,886,155
CONSUMER STAPLES: 3.2%
2,500	Church & Dwight Co., Inc.	82,575
860	Delta and Pine Land Co.	19,789
4,090	Energizer Holdings, Inc.(a)(b)	203,641
5,761	Hormel Foods Corp.	188,269
5,004	NBTY, Inc.(a)	81,315
3,794	Sanderson Farms, Inc.	115,831
4,201	Spectrum Brands, Inc.(a)	85,322
1,300	USANA Health Sciences, Inc.(a)(b)	49,868
6,544	WD-40 Co.	171,845
600	Whole Foods Market, Inc.(b)	46,434
		1,044,889
ENERGY: 11.3%
3,598	Cal Dive International, Inc.(a)	129,132
2,440	CARBO Ceramics, Inc.(b)	137,909
2,400	Frontier Oil Corp.	90,072
10,576	Grant Prideco, Inc.(a)(b)	466,613
4,993	Lone Star Technologies, Inc.(a)	257,938
5,308	Murphy Oil Corp.(b)	286,579
9,000	National-Oilwell Varco, Inc.(a)	564,300
2,808	Noble Energy, Inc.	113,162
6,344	Patterson-UTI Energy, Inc.	209,035

See accompanying Notes to Financial Statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005 (Continued)

Shares	Value
ENERGY, Continued
3,614	Peabody Energy Corp.	$297,866
2,245	Petroleum Development Corp.(a)	74,848
1,600	Plains Exploration & Production Co.(a)	63,568
3,530	Remington Oil & Gas Corp.(a)	128,845
2,950	St Mary Land & Exploration Co.	108,590
2,242	Unit Corp.(a)	123,377
2,994	Western Gas Resources, Inc.(b)	140,987
2,500	World Fuel Services Corp.	84,300
10,001	XTO Energy, Inc.(b)	439,444
		3,716,565
FINANCIALS: 11.0%
5,225	Arthur J. Gallagher & Co.	161,348
6,382	Associated Banc-Corp(b)	207,734
3,733	Bank of Hawaii Corp.	192,399
5,680	Brown & Brown, Inc.(b)	173,467
3,862	Commerce Bancorp Inc.(b)	132,891
884	Cullen/Frost Bankers, Inc.(b)	47,453
10,782	Eaton Vance Corp.	294,996
2,728	First Bancorp	33,854
1,718	First Midwest Bancorp, Inc.	60,233
3,503	Hilb Rogal & Hobbs Co.	134,901
3,411	Hudson United Bancorp	142,170
3,200	Investment Technology Group, Inc.(a)	113,408
3,288	Investors Financial Services Corp.(b)	121,097
4,857	Legg Mason, Inc.(b)	581,334
2,600	Nara Bancorp, Inc.	46,228
1,897	New Century Financial Corp.(b)	68,425
1,531	Philadelphia Consolidated Holding Co.(a)(b)	148,032
5,010	SEI Investments Co.	185,370
7,636	TCF Financial Corp.	207,241
9,300	Trustco Bank Corp.	115,506
4,000	Waddell & Reed Financial, Inc.	83,880
2,052	Westamerica Bancorporation	108,900
3,630	World Acceptance Corp.(a)	103,455
3,900	Zenith National Insurance Corp.	179,868
		3,644,190
HEALTH CARE: 22.9%
5,166	Advanced Medical Optics, Inc.(a)(b)	215,939
4,969	Amedisys, Inc.(a)(b)	209,891
2,600	American Healthways, Inc.(a)(b)	117,650
5,740	American Medical Systems Holdings, Inc.(a)	102,344
2,781	Amsurg Corp.(a)	63,574
4,136	Apria Healthcare Group, Inc.(a)	99,719
5,094	Barr Pharmaceuticals, Inc.(a)	317,305
1,700	Biosite, Inc.(a)(b)	95,693
3,370	Centene Corp.(a)	88,597
6,137	Cephalon, Inc.(a)(b)	397,309

See accompanying Notes to Financial Statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005 (Continued)

Shares	Value
HEALTH CARE, Continued
2,950	Cerner Corp.(a)(b)	$268,184
4,863	Charles River Laboratories International, Inc.(a)(b)	206,045
2,900	Chemed Corp.	144,072
700	Cooper Cos., Inc.	35,910
7,923	Coventry Health Care, Inc.(a)	451,294
7,574	Cytyc Corp.(a)(b)	213,814
4,354	Dendrite International, Inc.(a)	62,741
4,446	Dentsply International, Inc.	238,706
2,658	Diagnostic Products Corp.	129,046
1,759	Dionex Corp.(a)	86,332
4,800	DJ Orthopedics, Inc.(a)	132,384
3,583	Edwards Lifesciences Corp.(a)	149,089
4,714	Henry Schein, Inc.(a)	205,719
2,722	Hillenbrand Industries, Inc.	134,494
4,080	Intermagnetics General Corp.(a)	130,152
3,096	Kensey Nash Corp.(a)	68,205
2,344	LifePoint Hospitals, Inc.(a)	87,900
4,833	Lincare Holdings, Inc.(a)	202,551
3,748	Mentor Corp.	172,708
13,065	Odyssey HealthCare, Inc.(a)	243,532
4,260	Patterson Cos., Inc.(a)(b)	142,284
1,700	Pediatrix Medical Group, Inc.(a)(b)	150,569
3,006	Pharmaceutical Product Development, Inc.	186,222
1,300	PolyMedica Corp.	43,511
8,200	Protein Design Labs, Inc.(a)(b)	233,044
8,327	Regeneron Pharmaceuticals, Inc.(a)	132,816
4,361	Renal Care Group, Inc.(a)	206,319
6,592	Respironics, Inc.(a)	244,365
1,960	Sierra Health Services, Inc.(a)	156,722
4,870	Sybron Dental Specialties, Inc.(a)(b)	193,875
2,568	Techne Corp.(a)	144,193
1,528	UnitedHealth Group, Inc.	94,950
7,899	Varian Medical Systems, Inc.(a)(b)	397,636
6,499	VCA Antech, Inc.(a)(b)	183,272
		7,580,677
INDEX FUND: 1.2%
3,600	iShares S&P MidCap 400 Growth Fund	272,232
1,000	iShares S&P SmallCap 600/BARRA Growth Index Fund	116,140
		388,372
INDUSTRIALS: 14.7%
2,337	AMETEK, Inc.(b)	99,416
4,256	Armor Holdings, Inc.(a)	181,518
1,100	Brady Corp.	39,798
9,624	C H Robinson Worldwide, Inc.(b)	356,377
5,903	ChoicePoint, Inc.(a)	262,743
3,442	Donaldson Co., Inc.(b)	109,456
1,400	Dun & Bradstreet Corp.(a)(b)	93,744

See accompanying Notes to Financial Statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005 (Continued)

Shares	Value
INDUSTRIALS, Continued
4,198	Engineered Support Systems, Inc.	$174,805
4,494	Expeditors International Washington, Inc.	303,390
700	Forward Air Corp.	25,655
4,731	Graco, Inc.(b)	172,587
1,787	Harsco Corp.	120,640
4,443	Heartland Express, Inc.(b)	90,148
979	Hubbell, Inc.(b)	44,172
3,727	IDEX Corp.	153,217
6,252	J.B. Hunt Transport Services, Inc.(b)	141,545
4,495	John H. Harland Co.	169,012
10,305	Knight Transportation, Inc.	213,623
4,307	Korn/Ferry International(a)	80,498
5,216	Landstar System, Inc.	217,716
5,508	Oshkosh Truck Corp.	245,602
3,420	Pentair, Inc.	118,058
7,376	Precision Castparts Corp.(b)	382,151
6,722	Roper Industries, Inc.	265,586
7,670	Simpson Manufacturing Co., Inc.	278,804
4,169	Stericycle, Inc.(a)(b)	245,471
4,660	Toro Co.(b)	203,968
3,919	Wabash National Corp.	74,657
		4,864,357
INFORMATION TECHNOLOGY: 15.8%
5,614	Acxiom Corp.	129,122
1,000	Amphenol Corp.(b)	44,260
9,660	ANSYS, Inc.(a)	412,385
4,216	Cabot Microelectronics Corp.(a)(b)	123,655
4,602	Catapult Communications Corp.(a)	68,064
3,624	CDW Corp.(b)	208,634
3,431	Certegy, Inc.	139,161
4,378	Cognizant Technology Solutions Corp.(a)	220,432
1,000	Diebold, Inc.	38,000
2,718	DST Systems, Inc.(a)	162,835
5,448	FactSet Research Systems, Inc.	224,240
10,526	Flir Systems, Inc.(a)	235,046
4,000	Gartner, Inc.(a)(b)	51,600
7,829	Global Imaging Systems, Inc.(a)	271,118
6,210	Global Payments, Inc.	289,448
5,437	j2 Global Communications, Inc.(a)(b)	232,377
5,583	Jack Henry & Associates, Inc.	106,524
2,091	Kronos, Inc.(a)	87,529
4,838	Lam Research Corp.(a)(b)	172,620
3,692	Macrovision Corp.(a)	61,767
2,100	MEMC Electronic Materials, Inc.(a)	46,557
4,189	Mercury Computer Systems, Inc.(a)	86,419
3,242	Microchip Technology, Inc.(b)	104,230
5,000	MoneyGram International, Inc.	130,400
1,800	Paxar Corp.(a)	35,334

See accompanying Notes to Financial Statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005 (Continued)

Shares	Value
INFORMATION TECHNOLOGY, Continued
4,667	Plantronics, Inc.	$132,076
3,597	Reynolds & Reynolds Co.	100,968
5,200	RF Micro Devices, Inc.(a)	28,132
1,300	SanDisk Corp.(a)	81,666
6,300	Serena Software, Inc.(a)	147,672
4,400	Silicon Laboratories, Inc.(a)(b)	161,304
5,400	Sonic Solutions, Inc.(a)(b)	81,594
3,529	Take-Two Interactive Software, Inc.(a)(b)	62,463
7,401	Talx Corp.	338,300
6,397	Trimble Navigation Ltd.(a)	227,030
7,300	UTstarcom, Inc.(a)	58,838
4,775	WebEx Communications, Inc.(a)(b)	103,283
		5,205,083
MATERIALS: 2.0%
1,974	Cleveland-Cliffs, Inc.(b)	174,837
3,271	Georgia Gulf Corp.	99,504
7,580	Lyondell Chemical Co.(b)	180,556
4,534	MacDermid, Inc.	126,499
4,466	Olin Corp.	87,891
		669,287
TOTAL COMMON STOCKS
(Cost $24,303,722)		32,999,575

SHORT TERM INVESTMENTS: 0.5%
MONEY MARKET INVESTMENTS: 0.5%
172,747	First American Prime Obligations Fund	172,747

TOTAL SHORT TERM INVESTMENTS
(Cost $172,747)		172,747

Principal Amount		Value
INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING: 36.3%

COMMERCIAL PAPER: 8.5%
$ 564,669	CCN Independence, 0.000%, 10/16/06	564,669
564,669	CCN Orchard Park, 0.000%, 10/06/06	564,669
564,669	Lakeside Funding LLC, 0.000%, 01/19/06	564,669
564,669	Morgan Stanley, 0.000%, 03/01/06	564,669
562,948	RAMS Funding LLC, 4.400%, 01/10/06	562,948
		2,821,624
REPURCHASE AGREEMENT: 27.4%
2,823,345	Lehman Brothers, 4.370%, 01/03/06 (collaterlized by ILFC E-Capital Trust, 5.900%, 12/31/35, valued at $3,106,034. Repurchase proceeds are $2,823,667.)	2,823,345

See accompanying Notes to Financial Statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005 (Continued)

Principal Amount	Value
REPURCHASE AGREEMENT, Continued
$ 6,211,358	Morgan Stanley, 4.380%, due 01/03/06 (collaterlized by FMACs, 4.375% to 4.500%, 4/15/15 to 04/15/34, valued at $6,359,740. Repurchase proceeds are $6,214,382.)	$6,211,358
		9,034,703
Money Market Investment: 0.4%
39	Merrill Lynch Premier Institutional Fund	39
114,437	U.S. Bank N.A. Securities Lending Fiduciary	114,437
		114,476
TOTAL INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING
(cost $11,970,803)		11,970,803
TOTAL INVESTMENTS
(cost $36,447,272), 136.7%		$45,143,125
Liabilities in Excess of Other Assets, (36.7)%		(12,108,194)
TOTAL NET ASSETS, 100.0%		$33,034,931

Percentages are stated as a percent of net assets.
(a)  Non Income Producing
(b)  This security or a portion of this security is out on loan at December 31, 2005.

See accompanying Notes to Financial Statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005

Shares		Value
COMMON STOCKS: 99.4%
CONSUMER DISCRETIONARY: 10.9%
2,370	American Greetings Corp.(b)	$52,069
7,542	Ashworth, Inc.(a)	63,730
4,627	Aztar Corp.(a)	140,615
4,106	Barnes & Noble, Inc.	175,203
1,603	Bassett Furniture Industries, Inc.	29,655
3,086	BorgWarner, Inc.	187,104
3,110	Building Materials Holding Corp.	212,133
3,244	Burlington Coat Factory Warehouse Corp.	130,441
1,900	GameStop Corp.(a)(b)	60,458
4,511	GameStop Corp.(a)	130,368
2,016	Hovnanian Enterprises, Inc.(a)	100,074
4,710	Insight Enterprises, Inc.(a)	92,363
2,794	Landry's Restaurants, Inc.	74,628
2,068	Laureate Education, Inc.(a)	108,591
2,200	Lee Enterprises, Inc.(b)	81,202
6,475	Lennar Corp.(b)	395,104
3,596	Lenox Group, Inc.(a)	47,611
3,008	Lone Star Steakhouse & Saloon, Inc.	71,410
4,510	MDC Holdings, Inc.	279,530
3,637	Men's Wearhouse, Inc./The(a)	107,073
2,389	Modine Manufacturing Co.(b)	77,857
3,361	Mohawk Industries, Inc.(a)(b)	292,340
3,500	Multimedia Games, Inc.(a)(b)	32,375

See accompanying Notes to Financial Statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005 (Continued)

Shares	Value
CONSUMER DISCRETIONARY, Continued
14,108	Pinnacle Entertainment, Inc.(a)	$348,609
2,444	Ryland Group, Inc.(b)	176,286
2,300	Scholastic Corp.(a)(b)	65,573
1,232	Standard-Pacific Corp.(b)	45,338
4,000	Toll Brothers, Inc.(a)(b)	138,560
2,800	WCI Communities, Inc.(a)(b)	75,180
7,000	Westwood One, Inc.	114,100
		3,905,580
CONSUMER STAPLES: 4.0%
3,332	BJ's Wholesale Club, Inc.(a)(b)	98,494
6,363	Casey's General Stores, Inc.	157,802
3,046	Corn Products International, Inc.	72,769
3,354	Dean Foods Co.(a)	126,312
2,183	J & J Snack Foods Corp.	129,692
2,757	J.M. Smucker Co./The	121,308
2,293	Nash Finch Co.	58,426
7,859	PepsiAmericas, Inc.	182,800
6,605	Smithfield Foods, Inc.(a)	202,113
670	TreeHouse Foods, Inc.(a)	12,542
11,972	Tyson Foods, Inc.	204,721
1,455	Universal Corp.	63,089
		1,430,068
ENERGY: 7.3%
4,300	Cimarex Energy Co.(b)	184,943
2,467	Forest Oil Corp.(a)	112,421
2,376	Helmerich & Payne, Inc.	147,098
559	Maverick Tube Corp.(a)(b)	22,282
6,992	Newfield Exploration Co.(a)	350,090
2,625	Oceaneering International, Inc.(a)(b)	130,673
2,670	Offshore Logistics, Inc.(a)	77,964
4,097	Overseas Shipholding Group, Inc.	206,448
5,629	Pioneer Natural Resources Co.	288,599
3,100	Pogo Producing Co.(b)	154,411
4,018	Swift Energy Co.(a)(b)	181,091
10,064	Veritas DGC, Inc.(a)(b)	357,171
8,416	Weatherford International Ltd.(a)(b)	304,659
3,000	W-H Energy Services, Inc.(a)	99,240
		2,617,090
FINANCIALS: 28.6%
3,285	AMB Property Corp.	161,523
4,244	American Financial Group Inc.(b)	162,588
7,296	AmeriCredit Corp.(a)(b)	186,997
1,809	AmerUs Group Co.(b)	102,516
5,505	Anchor BanCorp Wisconsin, Inc.	167,022
4,600	Associated Banc-Corp(b)	149,730
11,973	Astoria Financial Corp.	352,006
7,500	BankAtlantic Bancorp, Inc.	105,000

See accompanying Notes to Financial Statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005 (Continued)

Shares	Value
FINANCIALS, Continued
3,369	Cash America International, Inc.	$78,127
4,400	Central Pacific Financial Corp.	158,048
1,303	City National Corp.	94,389
7,309	Colonial BancGroup, Inc./The	174,100
5,410	Colonial Properties Trust	227,112
1,794	Delphi Financial Group, Inc.	82,542
1,050	Downey Financial Corp.	71,810
1,600	Entertainment Properties Trust	65,200
3,000	Equity Office Properties Trust(b)	90,990
2,332	Everest Re Group Ltd.	234,016
1,600	Federal Realty Investments Trust	97,040
13,427	Fidelity National Financial, Inc.	493,979
2,349	Fidelity National Title Group, Inc.	57,198
12,491	First American Financial Corp.(b)	565,842
9,834	Fremont General Corp.(b)	228,444
4,000	Glenborough Realty Trust, Inc.	72,400
4,107	HCC Insurance Holdings, Inc.(b)	121,896
6,000	Health Care REIT, Inc.	203,400
4,500	Highwoods Properties, Inc.	128,025
4,743	Horace Mann Educators Corp.	89,927
2,400	Hospitality Properties Trust	96,240
4,754	Independence Community Bank Corp.	188,876
6,267	IndyMac Bancorp, Inc.(b)	244,538
12,800	Investment Technology Group, Inc.(a)	453,632
2,500	Irwin Financial Corp.	53,550
1,933	Jefferies Group, Inc.(b)	86,946
500	LandAmerica Financial Group, Inc.(b)	31,200
7,495	Liberty Property Trust(b)	321,161
3,600	Mack-Cali Realty Corp.	155,520
1,418	MAF Bancorp, Inc.	58,677
5,453	Mercantile Bankshares Corp.	307,767
5,088	Ohio Casualty Corp.	144,092
6,403	Old Republic International Corp.	168,143
4,400	PMI Group Inc./The	180,708
4,002	Protective Life Corp.	175,168
748	Provident Bankshares Corp.	25,260
4,339	Radian Group, Inc.(b)	254,222
4,194	Raymond James Financial, Inc.	157,988
12,568	RLI Corp.	626,766
1,750	Selective Insurance Group	92,925
3,260	Stancorp Financial Group, Inc.	162,837
3,217	Sterling Financial Corp.	80,361
1,400	SunTrust Banks, Inc.	101,864
5,808	SWS Group, Inc.	121,620
5,244	UICI	186,214
4,500	US Bancorp	134,505
12,334	W.R. Berkley Corp.	587,345
4,198	Washington Federal, Inc.(b)	96,512

See accompanying Notes to Financial Statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005 (Continued)

Shares	Value
FINANCIALS, Continued
1,674	Webster Financial Corp.	$78,511
3,049	Zenith National Insurance Corp.	140,620
		10,235,635
HEALTH CARE: 7.7%
1,800	Chemed Corp.	89,424
3,453	Community Health Systems, Inc.(a)(b)	132,388
5,769	Conmed Corp.(a)	136,495
10,123	Cross Country Healthcare, Inc.(a)	179,987
3,654	DJ Orthopedics, Inc.(a)	100,777
3,900	Greatbatch, Inc.(a)	101,439
6,360	Health Net, Inc.(a)(b)	327,858
1,396	LifePoint Hospitals, Inc.(a)	52,350
4,703	Omnicare, Inc.	269,106
3,283	Owens & Minor, Inc.	90,381
4,408	Parexel International Corp.(a)	89,306
2,760	Pediatrix Medical Group, Inc.(a)	244,453
4,000	Steris Corp.	100,080
4,672	Sunrise Senior Living, Inc.(a)(b)	157,493
7,196	UnitedHealth Group, Inc.	447,159
2,034	Vital Signs, Inc.	87,096
4,000	Watson Pharmaceuticals, Inc.(a)	130,040
		2,735,832
INDEX FUND: 1.6%
4,250	iShares S&P MidCap 400/BARRA Value Index Fund	299,923
1,800	iShares S&P SmallCap 600 Value Index Fund	114,984
5,200	Utilities Select Sector SPDR Fund	163,228
		578,135
INDUSTRIALS: 16.8%
7,939	AAR Corp.(a)(b)	190,139
2,197	Alexander & Baldwin, Inc.(b)	119,165
2,000	Apogee Enterprises, Inc.	32,440
6,743	Applied Industrial Technologies, Inc.	227,172
4,000	Applied Signal Technology, Inc.	90,800
5,499	Arkansas Best Corp.	240,196
4,837	Astec Industries, Inc.(a)	157,977
4,700	Coinstar, Inc.(a)	107,301
4,019	Consolidated Graphics, Inc.(a)	190,260
2,289	Curtiss-Wright Corp.	124,979
4,133	DRS Technologies, Inc.	212,519
5,849	Esterline Technologies Corp.(a)	217,524
5,018	Flowserve Corp.(a)(b)	198,512
2,768	G&K Services, Inc.	108,644
2,560	Gardner Denver, Inc.(a)	126,208
1,600	Granite Construction, Inc.	57,456
3,200	Heidrick & Struggles International, Inc.(a)	102,560
9,400	Herley Industries, Inc.(a)	155,194
1,000	Hughes Supply, Inc.(b)	35,850

See accompanying Notes to Financial Statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005 (Continued)

Shares	Value
INDUSTRIALS, Continued
600	Kaman Corp.	$11,814
2,100	Manitowoc Co.	105,462
4,066	Mobile Mini, Inc.(a)	192,728
4,883	Moog, Inc.(a)	138,580
1,800	MSC Industrial Direct Co., Inc.(b)	72,396
2,043	Mueller Industries, Inc.	56,019
2,782	NCO Group, Inc.(a)(b)	47,072
2,353	Reliance Steel & Aluminum Co.	143,815
8,544	Robbins & Myers, Inc.	173,870
3,169	School Specialty, Inc.(a)	115,478
2,154	Sequa Corp.(a)	148,734
7,300	Shaw Group Inc./The(a)(b)	212,357
7,573	Sourcecorp(a)	181,601
4,100	Standard Register Co./The	64,821
2,200	Stewart & Stevenson Services, Inc.	46,486
3,900	Thomas & Betts Corp.(a)	163,644
3,770	Timken Co./The	120,715
1,603	United Stationers, Inc.(a)	77,746
4,933	Universal Forest Products, Inc.	272,548
600	URS Corp.(a)	22,566
600	Valmont Industries, Inc.	20,076
4,500	Viad Corp.	131,985
2,787	Waste Connections, Inc.(a)(b)	96,040
3,844	Watsco, Inc.	229,910
2,853	Watts Water Technologies, Inc.	86,417
4,711	Werner Enterprises, Inc.	92,807
2,584	Woodward Governor Co.	222,250
1,740	Yellow Roadway Corp.(a)(b)	77,621
		6,020,454
INFORMATION TECHNOLOGY: 8.8%
7,092	Aeroflex, Inc.(a)	76,239
3,625	Agilysys, Inc.	66,047
2,020	Anixter International, Inc.	79,022
8,427	Arrow Electronics, Inc.(a)	269,917
4,903	Avnet, Inc.(a)(b)	117,378
4,274	Belden CDT, Inc.(b)	104,414
3,069	Black Box Corp.	145,409
6,373	Cadence Design Systems, Inc.(a)(b)	107,831
5,751	CheckFree Corp.(a)(b)	263,971
8,151	Ciber, Inc.(a)	53,797
9,042	EPIQ Systems, Inc.(a)(b)	167,639
7,160	Fair Isaac Corp.(b)	316,257
4,800	Global Imaging Systems, Inc.(a)	166,224
7,500	JDA Software Group, Inc.(a)	127,575
5,300	Macrovision Corp.(a)	88,669
6,057	Methode Electronics, Inc.	60,388
3,800	Paxar Corp.(a)	74,594
8,615	SanDisk Corp.(a)(b)	541,194

See accompanying Notes to Financial Statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005 (Continued)

Shares	Value
INFORMATION TECHNOLOGY, Continued
11,095	THQ, Inc.(a)	$264,616
6,500	Tollgrade Communications, Inc.(a)	71,045
		3,162,226
MATERIALS: 5.6%
6,577	Aleris International, Inc.(a)	212,042
1,796	AptarGroup, Inc.	93,751
1,723	Cabot Corp.	61,683
1,816	Chaparral Steel Co.(a)	54,934
7,804	Commercial Metals Co.	292,962
3,400	FMC Corp.(a)	180,778
1,820	Lubrizol Corp.	79,043
1,256	Minerals Technologies, Inc.(b)	70,198
4,835	Myers Industries, Inc.	70,494
3,766	Quanex Corp.	188,187
5,291	RPM International, Inc.	91,905
4,608	RTI International Metals, Inc.(a)	174,874
6,378	Ryerson, Inc.(b)	155,113
3,999	Schulman (A.), Inc.	86,058
2,182	Schweitzer-Mauduit International, Inc.	54,070
5,026	Steel Technologies, Inc.	140,678
		2,006,770
TELECOMMUNICATION SERVICES: 0.5%
5,200	Telephone & Data Systems, Inc.	187,356

UTILITIES: 7.6%
2,900	Atmos Energy Corp.	75,864
12,570	Avista Corp.(b)	222,615
3,200	Cascade Natural Gas Corp.	62,432
6,700	Centerpoint Energy, Inc.(b)	86,095
3,732	Central Vermont Public Service Corp.	67,213
1,500	FPL Group, Inc.	62,340
790	Great Plains Energy, Inc.(b)	22,088
2,617	Green Mountain Power Corp.	75,291
2,200	National Fuel Gas Co.	68,618
11,400	NiSource, Inc.(b)	237,804
3,856	OGE Energy Corp.(b)	103,302
3,603	ONEOK, Inc.(b)	95,948
14,839	Pepco Holdings, Inc.(b)	331,949
3,183	PNM Resources, Inc.	77,952
3,432	SCANA Corp.	135,152
54,410	Sierra Pacific Resources(a)	709,507
5,984	UGI Corp.	123,270
5,695	Unisource Energy Corp.	177,684
		2,735,124

See accompanying Notes to Financial Statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005 (Continued)

Shares	Value
Total Common Stocks
(Cost $27,167,933)		$35,614,270
SHORT TERM INVESTMENTS: 1.2%
Money Market Investments: 1.2%
433,921	First American Prime Obligations Fund	433,921
TOTAL SHORT TERM INVESTMENTS
(Cost $433,921)		433,921

Principal Amount		Value
INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING: 26.8%
COMMERCIAL PAPER: 6.3%
$ 451,245	CCN Independence, 0.000%, 10/16/06	451,245
451,245	CCN Orchard Park, 0.000%, 10/06/06	451,245
451,245	Lakeside Funding LLC, 0.000%, 01/19/06	451,245
451,245	Morgan Stanley, 0.000%, 03/01/06	451,245
449,867	RAMS Funding LLC, 4.400%, 01/10/06	449,867
		2,254,847
REPURCHASE AGREEMENT: 20.2%
2,256,223	Lehman Brothers, 4.370%, 01/03/06 (collaterlized by ILFC E-Capital Trust, 5.900%, 12/31/35, valued at $2,482,129. Repurchase proceeds are $2,256,481.)	2,256,223
4,963,690	Morgan Stanley, 4.380%, due 01/03/06 (collaterlized by FMACs, 4.375% to 4.500%, 4/15/15 to 04/15/34, valued at $5,082,266. Repurchase proceeds are $4,966,106.)	4,963,690
		7,219,913
MONEY MARKET INVESTMENT: 0.3%
31	Merrill Lynch Premier Institutional Fund	31
91,450	U.S. Bank N.A. Securities Lending Fiduciary	91,450
		91,481
TOTAL INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING
(cost $9,566,241)		9,566,241

TOTAL INVESTMENTS
(cost $37,168,095), 127.4%		$45,614,432
LIABILITIES IN EXCESS OF OTHER ASSETS, (27.4)%		(9,796,491)
TOTAL NET ASSETS, 100.0%		$35,817,941

Percentages are stated as a percent of net assets.
(a) Non Income Producing
(b) This security or a portion of this security is out on loan at December 31, 2005.

See accompanying Notes to Financial Statements.

ROCHDALE ATLAS PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005

Shares		Value
COMMON STOCKS: 99.5%
AUSTRIA: 5.7%
35,200	Erste Bank Der Oesterreichischen Sparkassen AG	$1,960,718
73,800	Immofinanz Immobilien Analgen(a)	708,582
50,000	OMV AG	2,930,139
56,000	Telekom Austria AG	1,259,664
19,600	Wienerberger Baustoffindustr AG(b)	784,306
		7,643,409
BRAZIL: 10.6%
22,700	Aracruz Celulose SA, ADR	908,227
23,500	Banco Itau Holding Financeira SA, ADR	564,470
16,000	Cia Energetica De Minas Gerais SA, ADR	589,760
33,200	Cia Siderurgica Nacional SA, ADR	710,480
32,400	Cia Vale Do Rio Doce, ADR	1,332,936
1,600	Companhia De Bebidas Das Americas-CM, ADR	52,320
8,000	Companhia De Bebidas Das Americas-PR, ADR	304,400
41,600	Gerdau SA, ADR	693,888
45,000	iShares MSCI Brazil Index Fund	1,501,650
58,200	Petroleo Brasileiro SA, ADR	3,746,334
383,000	Sadia SA	1,081,042
40,000	Tele Norte Leste Participacoes SA, ADR	716,800
25,900	Uniao de Bancos Brasileiros SA (Unibanco), GDR, ADR	1,646,463
17,600	Usinas siderurgicals de Minas Gerais SA	418,492
		14,267,262

See accompanying Notes to Financial Statements.

ROCHDALE ATLAS PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005 (Continued)

Shares	Value
CHINA: 9.2%
729,000	Angang New Steel Co.(b)	$392,534
3,652,000	China Eastern Airlines Corp., Ltd.(b)	579,335
67,050	China Mobile Ltd./HK, ADR	1,611,882
35,800	China Petroleum & Chemical Corp., ADR	1,775,680
2,800,000	China Shipping Container Lines Co., Ltd.(b)	975,025
4,012,000	China Telecom Corp., Ltd	1,474,686
9,300	CNOOC Ltd., ADR	632,121
4,600,000	CNPC Hong Kong Ltd.	1,014,490
1,200,000	Digital China Holdings Ltd.	328,877
1,136,000	PetroChina Co., Ltd.	930,349
1,202,000	Sinopec Shanghai Petrochemical Co., Ltd.	461,196
290,000	Sinopec Zhenhai Refining & Chemical Co., Ltd	381,498
2,568,000	Sinotrans Ltd.	1,043,276
902,000	TPV Technology Ltd.	884,126
		12,485,075
DENMARK: 4.4%
90	AP Moller - Maersk A/S	931,133
3,175	Bang & Olufsen A/S	326,468
4,650	Carlsberg	249,397
34,000	Danske Bank A/S	1,197,715
9,800	FLSmidth & Co., A/S	289,241
6,450	Nkt Holding	295,787
20,250	Nova-Nrdisk A/S	1,139,103
15,800	TDC A/S	946,446
3,450	Topdanmark AS	299,452
4,750	Torm D/S	229,887
		5,904,629
FRANCE: 10.6%
38,300	AXA SA, ADR	1,238,239
18,000	BNP Paribas	1,456,545
8,100	Cie Generale d'Optique Essilor International SA	654,007
9,000	Compagnie De Saint-Gobain	535,416
20,700	France Telecom SA, ADR	514,188
5,400	Groupe Danone	564,185
7,789	La Farge S.A.	700,823
6,400	Lagardere S.C.A.	492,500
7,000	L'oreal SA	520,440
5,700	Renault SA	464,951
46,600	Sanofi-Aventis, ADR	2,045,740
6,200	Schneider Electric SA, ADR	553,080
11,100	Societe Generale	1,365,373
26,100	Suez SA	812,661
13,200	Total Fina Elf SA, ADR	1,668,480
8,400	Vinci SA(b)	722,483
		14,309,111
GERMANY: 14.9%
11,500	Allianz AG	1,742,012

See accompanying Notes to Financial Statements.

ROCHDALE ATLAS PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005 (Continued)

Shares	Value
GERMANY, Continued
3,700	Altana AG	$202,200
19,800	BASF AG, ADR	1,514,304
28,900	Bayer AG, ADR	1,206,864
6,100	Celesio AG	523,433
30,100	Commerzbank AG	934,355
7,900	Continental AG	700,522
38,400	DaimlerChrysler AG	1,959,552
19,600	Deutsche Bank AG	1,898,652
65,000	Deutsche Telekom AG, ADR	1,080,950
20,620	E. On AG	2,135,065
3,100	Fresenius Medical Care AG(b)	326,783
45,000	Infineon Technologies AG, ADR(a)	409,500
8,900	Linde AG	693,102
12,800	MAN AG	683,135
7,200	Muenchener Rueckversicherungs-Gesellschaft AG	974,894
15,800	RWE AG	1,166,851
15,600	SAP AG, ADR	703,092
8,720	Schering AG	583,797
29,700	Thyssen Krupp AG	620,252
		20,059,315
HUNGARY: 3.0%
176,300	Magyer Telekom Rt	789,516
12,900	Mol Rt	1,206,807
35,400	OTP Bank Rt	1,156,523
4,600	Richter Gedeon Veg	826,479
		3,979,325
ITALY: 3.1%
17,500	Assicurazioni Generali SpA	611,600
17,900	Banche Popolari Unite Scrl	392,470
10,000	Enel SpA, ADR	393,200
4,000	ENI SpA, ADR	557,840
27,000	Mediaset SpA	286,088
28,800	Sanpaolo IMI SpA	450,410
18,800	Telecom Italia SpA, ADR	549,148
130,000	Unicredito Italiano SpA	895,735
		4,136,491
JAPAN: 0.4%
10,800	Takeda Pharmaceutical Co., Ltd.	584,254

MEXICO: 6.0%
62,400	America Movil SA de CV, ADR	1,825,824
30,158	Cemex SA de CV, ADR	1,789,274
309,000	Grupo Carso SA de CV	752,411
400,000	Grupo Financiero Banorte SA de CV	838,185
8,600	Grupo Televisa SA, GDR, ADR	692,300
27,600	Telefonos de Mexico SA de CV, ADR	681,168

See accompanying Notes to Financial Statements.

ROCHDALE ATLAS PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005 (Continued)

Shares	Value
MEXICO, Continued
282,428	Wal-Mart de Mexico SA de CV	$1,567,465
		8,146,627
NETHERLANDS: 4.5%
34,233	ABN AMRO Holding NV, ADR	894,851
33,469	Aegon NV, ADR	546,214
10,200	Akzo Nobel NV	472,765
9,700	Corio NV	527,105
11,200	DSM NV	457,457
37,500	ING Groep NV, ADR	1,305,750
35,000	Koninklijke (Royal) KPN NV	350,965
26,600	Koninklijke (Royal) Philips Electronics NV, ADR	827,260
10,700	Unilever NV, ADR	734,555
		6,116,922
NORWAY: 9.6%
209,100	DNB NOR ASA	2,230,631
20,500	Frontline Ltd.(b)	783,637
25,020	Norsk Hydro ASA	2,568,986
25,300	Orkla ASA	1,047,716
107,300	Statoil ASA	2,464,182
8,700	Statoil ASA, ADR	199,752
137,200	Storebrand ASA	1,184,108
119,600	Telenor ASA	1,173,974
94,000	Yara International ASA	1,368,364
		13,021,350
REPUBLIC OF KOREA (SOUTH): 9.4%
16,300	Cheil Industries	453,114
70,200	Daegu Bank	1,062,531
6,200	Daelim Industrial Co.	441,609
11,817	Hana Financial Holdings	540,085
12,500	Hanjin Shipping Co., Ltd.	284,414
6,700	Hyundai Heavy Industries	509,700
9,000	Hyundai Motor Co.	866,301
6,800	Kookmin Bank, ADR	508,028
12,500	Korea Electric Power Corp.	467,428
2,500	LG Electronics, Inc.	220,854
7,000	LG Engineering & Construct	367,018
18,900	LG International Corp.	436,578
13,900	LS Cable Ltd.	477,153
21,800	Posco, ADR	1,079,318
4,000	Samsung Electronics Co., Ltd.	2,607,706
23,350	Shinhan Financial Group	948,229
3,700	Shinhan Financial Group Co Ltd. - ADR	301,550
9,700	SK Telecom, ADR	499,946
4,900	S-oil Corp.	342,227
1,890	Yuhan Corp.	340,255
		12,754,044

See accompanying Notes to Financial Statements.

ROCHDALE ATLAS PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005 (Continued)

Shares	Value
SWITZERLAND: 0.4%
3,300	Roche Holding AG	$495,483

THAILAND: 5.8%
242,000	Advanced Info Services Public Co., Ltd.(b)	637,075
401,500	Bangkok Bank Public Co., Ltd.	1,027,605
866,000	Bangkok Expressway Public Co., Ltd.	449,623
391,000	Electricity Generating Public Co., Ltd.	771,993
391,000	Kasikornbank Public Co., Ltd.	667,154
547,600	Kiatnakin Finance Public Co., Ltd	387,091
66,000	PTT Exploration & Production Co., Ltd.	759,342
225,300	PTT Public Co., Ltd.	1,241,141
374,000	Shin Corporation Public Co., Ltd.	385,168
133,200	Siam Cement Public Co., Ltd.	792,219
264,000	Siam Commercial Bank Public Co., Ltd.	337,843
382,000	Thai Airways International Public Co., Ltd.	409,701
		7,865,955
UNITED KINGDOM: 1.2%
20,000	AstraZeneca Plc, ADR	972,000
12,000	GlaxoSmithKline Plc, ADR	605,760
		1,577,760
OTHERS: 0.7%
16,900	iShares MSCI EAFE Index Fund	1,004,874

Total Common Stocks
(cost $107,238,671)		134,351,886
SHORT TERM INVESTMENTS: 0.2%
Money Market Investments: 0.2%
249,339	First American Prime Obligations Fund	249,339

Total Short Term Investments
(cost $249,339)		249,339

Principal Amount		Value
INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING: 2.8%

REPURCHASE AGREEMENT: 2.8%
$ 700,000	Bank of America LLC, 4.320%, 01/03/2006 (collateralized by U.S. Government Agency, 5.000% to 5.500%, due 9/1/2033 to 10/1/2035, valued at $714,000. Repurchase proceeds are $700,084.)	700,000
700,000	Daiwa Securities America, Inc., 4.350%, 01/03/2006 (collateralized by U.S. Government Agency, 3.630% to 6.500%, due 6/12/2013 to 8/1/2035, valued at $714,000. Repurchase proceeds are $700,085.)	700,000

See accompanying Notes to Financial Statements.

ROCHDALE ATLAS PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005 (Continued)

Principal Amount	Value
REPURCHASE AGREEMENT, Continued
$ 700,000	Morgan Stanley & Co., Inc., 4.310%, 01/03/2006 (collateralized by U.S. Government Agency, 5.000%, due 6/1/2035 to 7/1/2035, valued at $714,000. Repurchase proceeds are $700,084.)	$700,000
700,000	Norma Securities International, Inc., 4.330%, 01/03/2006 (collateralized by U.S. Government Agency, 3.169% to 5.603%, due 5/12/2033 to 1/1/2036, valued at $714,000. Repurchase proceeds are $700,084.)	700,000
700,000	Wachovia Securities, 4.350%, 01/03/2006 (collateralized by U.S. Government Agency, 4.125% to 6.000%, due 5/12/2014 to 10/1/2035, valued at $714,127. Repurchase proceeds are $700,085.)	700,000
339,000	Washington Mutual Capital Corp., 4.400%, 01/03/2006 (collateralized by U.S. Government Agency, 4.000% to 8.000%, due 3/1/2017 to 1/1/2036, valued at $345,780. Repurchase proceeds are $339,041.)	339,000

TOTAL INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING
(cost $3,839,000)	$3,839,000

TOTAL INVESTMENTS
(cost $111,327,010), 102.5%	$138,440,225
LIABILITIES IN EXCESS OF OTHER ASSETS, (2.5)%	(3,343,371)
TOTAL NET ASSETS, 100.0%	$135,096,854

Percentages are stated as a percent of net assets.
ADR   American Depository Receipt
(a)   Non Income Producing
(b)   This security or a portion of this security is out on loan at December 31, 2005.

See accompanying Notes to Financial Statements.

ROCHDALE ATLAS PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005 (Continued)

% of
Sector	Net Assets
Financials	27.6%
Energy	17.7%
Materials	11.0%
Telecommunication Services	9.9%
Industrials	8.5%
Health Care	6.9%
Funds	2.1%
Consumer Discretionary	6.6%
Utilities	4.7%
Information Technology	4.1%
Consumer Staples	3.4%
TOTAL INVESTMENTS	102.5%
Liabilities in Excess of Other Assets	(2.5)%
TOTAL NET ASSETS	100.0%

See accompanying Notes to Financial Statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005

Shares		Value
COMMON STOCKS: 98.6%
CLOSED-END FUNDS: 2.7%
4,825	BlackRock Limited Duration Income Trust	$81,977
3,740	Blackrock Preferred Opportunity Trust Fund	90,508
4,470	BlackRock Strategic Bond Trust	53,998
19,434	Calamos Convertible Opportunities and Income Fund	384,987
32,240	Nuveen Quality Preferred Income Fund II	412,672
		1,024,142
CONSUMER DISCRETIONARY: 5.4%
72,500	Centerplate, Inc.	941,050
2,162	Cherokee, Inc.	74,351
13,000	DEB Shops, Inc.	386,490
10,000	General Motors Corp.	194,200
7,300	Limited, Inc.	163,155
11,500	PanAmSat Holding Corp.	281,750
		2,040,996
CONSUMER STAPLES: 11.4%
4,250	Altria Group, Inc.	317,560
46,500	B & G Foods, Inc.	675,180
25,392	ConAgra Foods, Inc.	514,950
7,035	H.J. Heinz & Co.	237,220
9,871	Kraft Foods, Inc.	277,770
8,000	Lancaster Colony Corp.	296,400
4,360	Procter & Gamble Co.	252,357

See accompanying Notes to Financial Statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005 (Continued)

Shares	Value
CONSUMER STAPLES, Continued
2,673	Reynolds American, Inc.	$254,817
13,282	UST, Inc.	542,304
15,000	Wal-mart Stores, Inc.	702,000
8,835	WD-40 Co.	232,007
		4,302,565
ENERGY: 13.2%
5,000	Acclaim Energy Trust	81,509
1,100	BP Plc, ADR	70,642
1,100	Buckeye Partners LP	46,442
8,783	ChevronTexaco Corp.	498,611
4,000	Dorchester Minerals LP	101,880
85,000	Duke Energy Income Fund, Inc.	818,960
12	Enbridge Energy Management LLC(a)	544
3,200	Enbridge Energy Partners LP	140,480
3,700	Energy Transfer Partners LP	126,688
1,900	Enterprise Products Partners LP	45,619
12,988	Exxon Mobil Corp.	729,536
2,300	Ferrellgas Partners LP	47,380
11,000	General Maritime Corp.	407,440
2,500	Kinder Morgan Energy Partners LP	119,550
12	Kinder Morgan Management LLC(a)	546
1,200	Northern Border Partners LP	50,400
8,000	Occidental Petroleum Corp.	639,040
3,000	Plains All American Pipeline LP	118,710
7,000	Ship Finance International Ltd.	118,300
22,000	Starpoint Energy Trust	431,502
6,200	TEPPCO Partners LP	216,008
3,250	Valero LP	168,220
		4,978,007
FINANCIALS: 15.7%
17,880	ACM Income Fund, Inc.	148,046
9,510	AmSouth Bancorp.	249,257
8,800	Arden Realty, Inc.	394,504
17,002	Bank of America Corp.	784,642
5,901	Comerica, Inc.	334,941
17,870	First Commonwealth Financial Corp.	231,059
12,659	FirstMerit Corp.	327,995
8,733	KeyCorp	287,578
11,826	Loews Corp. - Carolina Group	520,226
5,756	National City Corp.	193,229
5,935	NBT Bancorp, Inc.	128,137
17,323	People's Bank	538,052
14,702	Plum Creek Timber Co., Inc.	530,007
7,889	Regions Financial Corp.	269,488
6,067	St. Paul Cos., Inc./The	271,013
7,709	Susquehanna Bancshares, Inc.	182,549
25,550	Trustco Bank Corp.	317,331

See accompanying Notes to Financial Statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005 (Continued)

Shares	Value
FINANCIALS, Continued
7,513	Whitney Holding Corp.	$207,058
		5,915,112
HEALTH CARE: 1.8%
15,440	Bristol-Myers Squibb Co.	354,811
9,150	Merck & Co., Inc.	291,062
875	Schering-Plough Corp.	18,244
		664,117
INDUSTRIALS: 4.7%
1,400	3M Co.	108,500
20,000	Aries Maritime Transport Ltd.	260,600
1,800	Cooper Industries Ltd.	131,400
13,000	Deluxe Corp.	391,820
5,940	Donnelley (R.R.) & Sons Co.	203,208
6,000	Eagle Bulk Shipping, Inc.	95,520
6,122	Federal Signal Corp.	91,891
10,947	General Electric Co.	383,692
1,872	Honeywell International, Inc.	69,732
1,000	Macquarie Infrastructure Co. Trust	30,800
		1,767,163
INFORMATION TECHNOLOGY: 1.9%
4,074	Landauer, Inc.	187,771
20,000	Microsoft Corp.	523,000
		710,771
MATERIALS: 3.9%
10,688	Dow Chemical Co.	468,348
3,980	Du Pont (E.I.) de Nemours and Co.	169,150
3,000	Fording Canadian Coal Trust	103,710
10,000	Olin Corp.	196,800
2,000	Southern Copper Corp.	133,960
7,000	USEC, Inc.	83,650
4,823	Weyerhaeuser Co.	319,958
		1,475,576
REITS: 19.6%
2,500	AmREIT	17,250
8,914	Camden Property Trust	516,299
7,264	Colonial Properties Trust	304,943
20,271	First Industrial Realty Trust, Inc.	780,433
3,920	General Growth Properties, Inc.	184,201
17,563	Glenborough Realty Trust, Inc.	317,890
17,609	Glimcher Realty Trust	428,251
14,046	Health Care Property Investors, Inc.	359,016
10,260	Health Care REIT, Inc.	347,814
38,813	HRPT Properties Trust	401,715
8,885	Liberty Property Trust	380,722
4,838	The Macerich Co.	324,823
5,130	Mack-Cali Realty Corp.	221,616

See accompanying Notes to Financial Statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005 (Continued)

Shares	Value
REITS, Continued
20,179	Nationwide Health Properties, Inc.	$431,831
11,012	New Plan Excel Realty Trust	255,258
9,973	Pennsylvania Real Estate Investment Trust	372,591
7,536	Sovran Self Storage, Inc.	353,966
22,792	Tanger Factory Outlet Centers, Inc.	655,042
21,355	Trustreet Properties, Inc.	312,210
13,115	Washington Real Estate Investment Trust	398,040
3,000	Windrose Medical Properties Trust	44,580
		7,408,491
TELECOMMUNICATION SERVICES: 4.5%
20,621	AT&T, Inc.	505,008
23,500	Consolidated Communications Holdings, Inc.	305,265
17,000	Iowa Telecommunications Services, Inc.	263,330
20,000	Valor Communications Group, Inc.	228,000
12,867	Verizon Communications, Inc.	387,554
		1,689,157
UTILITIES: 13.8%
8,200	Amerigas Partners LP	231,814
15,000	Atmos Energy Corp.	392,400
6,094	Cinergy Corp.	258,751
4,536	Cleco Corp.	94,576
3,804	Dominion Resources, Inc.	293,669
6,755	DTE Energy Co.	291,748
12,452	Equitable Resources, Inc.	456,864
14,010	Hawaiian Electric Industries, Inc.	362,859
8,563	KeySpan Corp.	305,613
11,986	National Fuel Gas Co.	373,843
4,682	NiSource, Inc.	97,667
8,396	Northwest Natural Gas Co.	286,975
4,000	OGE Energy Corp.	107,160
4,470	Peoples Energy Corp.	156,763
4,185	Pinnacle West Capital Corp.	173,050
4,329	Progress Energy, Inc.	190,130
5,503	Public Service Enterprise Group, Inc.	357,530
10,000	Scottish Power Plc, ADR	373,800
6,200	Suburban Propane Partners LP	162,502
10,000	United Utilities Plc, ADR	233,200
		5,200,914
TOTAL COMMON STOCKS
(Cost $34,698,488)		$37,177,011

See accompanying Notes to Financial Statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005 (Continued)

Shares	Value
SHORT TERM INVESTMENTS: 0.1%
MONEY MARKET INVESTMENTS: 0.1%
33,286	First American Prime Obligations Fund	33,286
Total Short Term Investments
(cost $33,286)		33,286

TOTAL INVESTMENTS
(cost $34,731,774), 98.7%		$37,210,297
OTHER ASSETS IN EXCESS OF LIABILITIES, 1.3%		504,335
TOTAL NET ASSETS, 100.0%		$37,714,632

Percentages are stated as a percent of net assets.
(a)       Non Income Producing
(b)       This security or a portion of this security is out on loan at December 31, 2005.

See accompanying Notes to Financial Statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005

Principal Amount		Coupon Rate	Maturity Date	Value
CORPORATE BONDS: 46.3%
CONSUMER DISCRETIONARY: 5.9%
$ 585,000	May Department Stores Co.	10.625%	11/01/2010	$701,622
500,000	Pulte Homes, Inc.	5.250%	01/15/2014	477,279
500,000	Time Warner, Inc.	6.875%	05/01/2012(b)	532,240
				1,711,141
ENERGY: 3.9%
130,000	Burlington Resources, Inc.	8.200%	03/15/2025	171,463
500,000	Kinder Morgan Energy Partners LP	5.000%	12/15/2013	487,240
100,000	Louisiana Land & Exploration	7.650%	12/01/2023	124,682
325,000	Noble Corp.	6.950%	03/15/2009	343,771
				1,127,156
FINANCIALS: 28.8%
500,000	Allstate Life Global Fund	4.491%	04/02/2007(a)	493,915
130,000	Bank of America Corp.	7.800%	02/15/2010	143,558
350,000	Chubb Corp.	7.125%	12/15/2007	363,533
125,000	First Union Corp.	6.300%	04/15/2028	129,215
175,000	General Electric Capital Corp.	8.750%	05/21/2007	184,149
500,000	Hartford Life Global Fund	3.760%	03/15/2008	482,055
100,000	HSBC Bank Plc	7.625%	06/15/2006	101,201
400,000	HSBC USA Capital Trust	7.530%	12/04/2026	421,815
100,000	HSBC USA, Inc.	8.375%	02/15/2007	103,412
450,000	International Lease Finance Corp.	5.700%	07/03/2006	451,276
310,000	Janus Capital Group, Inc.	7.000%	11/01/2006	313,452

See accompanying Notes to Financial Statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005 (Continued)

Principal Amount	Coupon Rate	Maturity Date	Value
FINANCIALS, Continued
$340,000	JP Morgan Chase & Co.	7.000%	11/15/2009	$363,736
500,000	JP Morgan Chase Bank	6.700%	08/15/2008	520,593
250,000	Lehman Brothers Holdings, Inc.	4.230%	09/08/2008(a)	250,000
250,000	Lehman Brothers Holdings, Inc.	4.210%	07/14/2008(a)	250,000
500,000	Morgan JP & Co., Inc	0.000%	04/24/2027	94,105
250,000	Salomon Smith Barney Holdings, Inc.	7.300%	08/01/2013	277,556
100,000	SLM Corp.	3.630%	12/15/2009	96,595
250,000	SLM Corp.	5.761%	01/31/2014(a)	246,363
1,000,000	SLM Corp.	5.791%	01/01/2014(a)	990,990
25,000	Suntrust Banks, Inc.	6.000%	02/15/2026	26,270
500,000	Toyota Motor Credit Corp.	3.660%	11/26/2007	481,945
1,295,000	Transamerica Corp.	9.375%	03/01/2008	1,401,178
100,000	Union Planters Bank NA	6.500%	03/15/2018	103,141
				8,290,053
HEALTH CARE: 0.1%
25,000	Cigna Corp.	8.250%	01/01/2007	25,713
INDUSTRIALS: 1.3%
100,000	CSX Transportation, Inc.	6.400%	03/15/2006	100,333
25,000	Ryder System, Inc.	9.875%	05/15/2017	26,694
250,000	Union Pacific Corp.	3.625%	06/01/2010	235,817
				362,844
INFORMATION TECHNOLOGY: 0.2%
50,000	First Data Corp.	6.375%	12/15/2007	51,096

TELECOMMUNICATION SERVICES: 0.7%
180,000	Airtouch Communication Vodafone Group	6.650%	05/01/2008	186,951

UTILITIES: 5.5%
250,000	Dominion Resources, Inc.	5.700%	09/17/2012	254,203
300,000	Duke Energy Corp.	4.200%	10/01/2008	293,406
200,000	Indianapolis Power & Light	7.375%	08/01/2007	206,597
300,000	National Rural Utilities	6.550%	11/01/2018	336,153
40,000	PP&L, Inc.	6.550%	03/01/2006	40,126
250,000	Rochester Gas & Electric Corp.	5.840%	12/22/2008	257,248
200,000	West Texas Utilities Co.	7.750%	06/01/2007	207,197
				1,594,930
Total Corporate Bonds
(cost $13,381,105)				13,349,884

MUNICIPAL BONDS: 0.6%
175,000	New Orleans Finance Authority	4.100%	07/15/2021	175,000

Total Municipal Bonds
(cost $175,000)				175,000

See accompanying Notes to Financial Statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005 (Continued)

Principal Amount	Coupon Rate	Maturity Date	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 41.8%
U.S. Government Non-Mortgage-Backed Securities: 21.4%
$ 260,000	Federal Farm Credit Bank	3.550%	06/01/2006	258,883
300,000	Federal Home Loan Bank	3.000%	10/26/2009	293,689
500,000	Federal Home Loan Bank	3.250%	06/16/2008	496,028
500,000	Federal Home Loan Bank	3.350%	07/11/2006	498,837
500,000	Federal Home Loan Bank	3.360%	04/27/2007(a)	499,568
200,000	Federal Home Loan Bank	3.500%	03/24/2009(b)	196,288
200,000	Federal Home Loan Bank	3.750%	07/18/2008	197,741
250,000	Federal Home Loan Bank	4.000%	05/30/2006	249,336
250,000	Federal Home Loan Bank	4.000%	09/22/2010	248,651
200,000	Federal Home Loan Bank	4.170%	11/01/2007(a)	199,981
250,000	Federal Home Loan Bank	4.515%	04/15/2008	248,114
1,000,000	Federal Home Loan Bank	4.850%	04/22/2013(b)	976,660
200,000	Federal Home Loan Bank	5.000%	05/09/2008	199,625
200,000	Federal Home Loan Bank	5.000%	06/06/2008	199,982
250,000	Federal Home Loan Bank	5.000%	12/26/2009	250,000
250,000	Federal Home Loan Bank	5.000%	09/02/2010	247,911
200,000	Federal Home Loan Bank	5.000%	11/17/2010	199,283
200,000	Federal Home Loan Bank	5.250%	11/23/2015	199,135
500,000	Federal Home Loan Bank	5.300%	03/13/2018	485,699
				6,145,411
Other Mortgage-Backed Securities: 20.4%
1,000,000	Federal Home Loan Mortgage Corp.	4.750%	12/08/2010(b)	998,334
200,000	Federal Home Loan Mortgage Corp.	6.375%	08/01/2011	201,007
250,000	Federal Home Loan Mortgage Corp.	5.250%	11/05/2012(b)	246,776
850,000	Federal National Mortgage Association	4.781%	02/17/2009(a)(b)	827,518
1,000,000	Federal National Mortgage Association	5.000%	11/23/2011(b)	986,776
140,656	Federal National Mortgage Association	5.298%	02/25/2019	114,347
1,000,000	Federal National Mortgage Association	5.750%	11/07/2017(b)	988,768
250,000	Federal National Mortgage Association	6.500%	04/24/2017	252,201
250,000	Federal National Mortgage Association	7.000%	11/28/2017	253,931
500,000	Federal National Mortgage Association Discount Note	4.348%	03/29/2006	494,971
525,000	Federal Home Loan Mortgage
	Corporation Discount Note	4.408%	03/21/2006	520,216
				5,884,845
Total U.S. Government Agency Obligations
(Cost $12,218,881)				12,030,256

Shares				Value
COMMON STOCKS: 2.2%
CONSUMER DISCRETIONARY: 0.5%
11,000	Centerplate, Inc.			142,780
CONSUMER STAPLES: 0.3%
6,500	B & G Foods, Inc.			94,380
INDEX FUNDS: 0.8%
7,040	Select Sector SPDR Fund			220,986

See accompanying Notes to Financial Statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005 (Continued)

Principal Amount/Shares	Value
UTILITIES - 0.6%
6,500	Suburban Propane Partners LP			$170,365
TOTAL COMMON STOCKS
(Cost $580,930)				628,511
PREFERRED STOCKS: 7.3%
CLOSED-END FUNDS: 7.3%
3	Cohen & Steers Advantage Income Realty Fund, Inc.		4.610%	75,000
10	F&C Claymore PFD Security, Inc.		4.340%	250,000
9	ING Prime Rate Trust		4.150%	225,000
6	ING Prime Rate Trust		4.290%	150,000
12	Neuberger Berman Realty Income Fund		0.000%	300,000
6	PIMCO Corporate Opportunity		4.500%	150,000
14	PIMCO Floating Rate Strategy		4.500%	350,000
3	PIMCO High Income Fund		4.150%	75,000
4	Preferred & Corporated Income Strategies Fund Inc.		4.500%	100,000
17	Preferred Income Strategy		4.500%	425,000
				2,100,000
TOTAL PREFERRED STOCKS
(cost $2,100,000)				2,100,000

SHORT TERM INVESTMENT: 2.3%
Money Market Investment: 1.9%
550,910	First American Prime Obligations Fund			550,910

U.S. Government Agency Obligations: 0.4%
125,000	U.S. Treasury Bill	3.550%	01/26/2006	124,687
Total Short Term Investment
(Cost $675,597)				675,597

INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING: 20.2%
COMMERCIAL PAPER: 4.8%
$ 274,129	CCN Independence	0.000%	10/16/05	274,129
274,129	CCN Orchard Park	0.000%	10/06/05	274,129
274,129	Lakeside Funding LLC	0.000%	01/19/05	274,129
274,129	Morgan Stanley	0.000%	03/01/05	274,129
273,291	RAMS Funding LLC	4.400%	01/10/05	273,291
				1,369,807

REPURCHASE AGREEMENT: 15.2%
1,370,643	Lehman Brothers, 4.370%, 01/03/06 (collaterlized by ILFC E-Capital Trust, 5.900%, 12/31/35, valued at $1,507,879. Repurchase proceeds are $1,370,799.)	1,370,643
REPURCHASE AGREEMENT, CONTINUED
$ 3,015,414	Morgan Stanley, 4.380%, due 01/03/06 (collaterlized by FMACs, 4.375% to 4.500%, 4/15/15 to 04/15/34, valued at $3,087,448. Repurchase proceeds are $3,016,882.)	$3,015,414
		4,386,057
MONEY MARKET INVESTMENT: 0.2%
19	Merrill Lynch Premier Institutional Fund	19
55,555	U.S. Bank N.A. Securities Lending Fiduciary	55,555
		55,574
TOTAL INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING
(cost $5,811,438)		5,811,438
TOTAL INVESTMENTS
(cost $34,942,951), 120.7%		$34,770,686
LIABILITIES IN EXCESS OF OTHER ASSETS, (20.7%)		(5,953,068)
TOTAL NET ASSETS, 100.0%		$28,817,618

Percentages are stated as a percent of net assets.
(a)       Variable Rate.
(b)       This security or a portion of this security is out on loan at December 31, 2005.

See accompanying Notes to Financial Statements.

ROCHDALE DARWIN PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005

Shares		Value
COMMON STOCKS: 100.1%
BIOTECHNOLOGY: 7.5%
6,019	Charles River Laboratories International, Inc.(a)	$255,025
13,654	Serologicals Corp.(a)	269,530
		524,555
HEALTH CARE EQUIPMENT & SUPPLIES: 41.3%
7,944	Advanced Medical Optics, Inc.(a)	332,059
2,253	Alcon, Inc.	291,989
4,817	Beckman Coulter, Inc.	274,088
4,343	Cooper Cos., Inc.	222,796
5,038	Dentsply International, Inc.	270,490
6,602	Edwards Lifesciences Corp.(a)	274,709
14,249	Illumina, Inc.(a)	200,911
7,296	Integra LifeSciences Holdings Corp.(a)	258,716
6,374	Kinetic Concepts, Inc.(a)	253,430
43,471	Orthovita, Inc.(a)	168,668
9,557	Respironics, Inc.(a)	354,278
		2,902,134
HEALTH CARE PROVIDERS & SERVICES: 35.9%
5,866	Amedisys, Inc.(a)	247,780
4,820	American Healthways, Inc.(a)	218,105
8,460	Centene Corp.(a)	222,414
4,403	Coventry Health Care, Inc.(a)	250,795
4,888	DaVita, Inc.(a)	247,528

See accompanying Notes to Financial Statements.

ROCHDALE DARWIN PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2005 (Continued)

Shares	Value
HEALTH CARE PROVIDERS & SERVICES, Continued
8,048	Horizon Health Corp.(a)	$182,126
23,000	NovaMed, Inc.(a)	150,174
3,167	Pediatrix Medical Group, Inc.(a)	280,501
3,196	Psychiatric Solutions, Inc.(a)	187,733
7,414	Triad Hospitals, Inc.(a)	290,851
7,699	United Surgical Partners International, Inc.(a)	247,523
		2,525,530
HOTELS RESTAURANTS & LEISURE - 3.4%
6,331	Life Time Fitness, Inc.(a)	241,148

PHARMACEUTICALS: 12.0%
5,090	Barr Pharmaceuticals, Inc.(a)	317,056
15,099	First Horizon Pharmaceutical Corp.(a)	260,458
6,253	Teva Pharmaceutical Industries, Ltd., ADR	268,941
		846,455
Total Common Stocks
(Cost $6,834,423)		7,039,822

SHORT TERM INVESTMENTS: 0.9%
Money Market Investments: 0.9%
60,543	First American Prime Obligations Fund	60,543

Total Short Term Investments
(Cost $60,543)		60,543

TOTAL INVESTMENTS
(Cost $6,894,966), 101.0%		7,100,365
LIABILITIES IN EXCESS OF OTHER ASSETS, (1.0)%		(69,189)
TOTAL NET ASSETS, 100.0%		$7,031,176

SECURITIES SOLD SHORT: 4.1%
COMMON STOCKS, 4.1%
2,986	LCA-Vision, Inc.	141,865
2,892	Sepracor, Inc.(a)	149,227
Total Securities Sold Short
(Proceeds $297,700)		$291,092

Percentages are stated as a percent of net assets.
ADR       American Depository Receipt
(a)       Non Income Producing

See accompanying Notes to Financial Statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2005

	Large Growth	Large Value	Mid/Small	Mid/Small
	Portfolio	Portfolio	Growth Portfolio	Value Portfolio

ASSETS
Investments in securities at cost	$25,201,791	$35,189,575	$36,447,272	$37,168,095
Investments in securities at value
(Including $4,159,243, $10,387,170,
$11,460,088, and $9,188,703,
of securities loaned, respectively)	$28,189,233	$40,445,956	$45,143,125	$45,614,432
Cash	—	300	191	—
Receivables:
Fund shares sold	528,556	465,762	269,644	192,301
Dividends and interest	36,332	47,590	21,259	31,167
Prepaid expenses	7,864	7,338	7,306	7,219
Total assets	28,761,985	40,966,946	45,441,525	45,854,119

LIABILITIES
Payable upon return of securities loaned	4,317,409	10,733,472	11,970,803	9,566,241
Payables:
Fund shares redeemed	—	5,000	—	3,500
Securities purchased	737,160	685,738	375,288	394,097
Advisory fees	10,773	12,032	13,887	15,057
Administration fees	1,938	2,406	2,777	3,011
Distribution fees	13,706	16,992	19,691	21,524
Accrued expenses	21,259	22,498	24,148	23,748
Total liabilities	5,102,245	11,478,138	12,406,594	10,027,178

NET ASSETS	$23,659,740	$29,488,808	$33,034,931	$35,817,941
Number of shares, $0.01 par value,
issued and outstanding
(unlimited shares authorized)	1,332,424	1,110,638	891,727	787,242

Net asset value per share	$17.76	$26.55	$37.05	$45.50

Maximum offering price per share*
(Net asset value divided by 94.25%)	$18.84	$28.17	$39.31	$48.28

COMPONENTS OF NET ASSETS
Paid in capital	$23,821,588	$24,990,360	$24,841,884	$26,813,123
Undistributed net investment
income (loss)	6,220	32,733	—	—
Accumulated net realized gain (loss)
on investments	(3,155,510)	(790,666)	(502,806)	555,481
Net unrealized appreciation on:
Investments	2,987,442	5,256,381	8,695,853	8,446,337
Net assets	$23,659,740	$29,488,808	$33,034,931	$35,817,941

*	Redemption price per share is equal to net asset value less any applicable sales charge.

See accompanying Notes to Financial Statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2005

	Atlas	Dividend &	Intermediate Fixed	Darwin
	Portfolio	Income Portfolio	Income Portfolio	Portfolio
ASSETS
Investments in securities at cost	$111,327,010	$34,731,774	$34,942,951	$6,894,966
Investments in securities at value
(Including $3,649,429, $0, $5,662,062
and $0 of securities loaned, respectively	$138,440,225	$37,210,297	$34,770,686	$7,100,365
Foreign Currency (cost $45,876)	45,897	—	—	—
Cash	70,793	22	45	—
Receivables:
Fund shares sold	840,156	416,446	116,501	—
Securities sold	—	3,323	—	1,604,443
Deposits with broker and custodian
for securities sold short	—	—	—	260,881
Due from Advisor	—	—	—	220
Dividends and interest	170,772	167,237	255,267	1,207
Prepaid expenses	11,430	7,300	8,078	7,288
Total assets	139,579,273	37,804,625	35,150,577	8,974,404

LIABILITIES
Payable upon return of securities loaned	3,839,000	—	5,811,438	—
Securities sold short (proceeds $297,700)	—	—	—	291,092
Payables:
Fund shares redeemed	3,500	25,155	—	—
Securities purchased	397,886	—	474,687	1,629,286
Advisory fees	110,768	22,395	5,742	—
Administration fees	11,077	3,115	2,342	1,911
Distribution fees	75,367	21,970	16,666	4,092
Accrued expenses	44,821	17,358	22,084	16,847
Total liabilities	4,482,419	89,993	6,332,959	1,943,228
NET ASSETS	$135,096,854	$37,714,632	$28,817,618	$7,031,176
Number of shares issued and outstanding
(unlimited number of shares authorized,
$0.01 par value)	3,091,920	1,473,083	1,102,395	277,106
Net asset value per share	$43.69	$25.60	$26.14	$25.37
Maximum offering price per share*
(Net asset value divided by 94.25%)	$46.36	$27.16	$27.73	$26.92

COMPONENTS OF NET ASSETS
Paid in capital	$125,136,620	$37,651,034	$29,363,881	$6,857,377
Undistributed net investment
income (loss)	(216,014)	(1,714)	22,367	—
Accumulated net realized loss on
investments	(16,936,988)	(2,413,267)	(396,365)	(38,208)
Net unrealized appreciation
(depreciation) on:
Investments and securities sold short	27,113,215	2,478,523	(172,265)	212,007
Foreign currency	21	56	—	—
Net assets	$135,096,854	$37,714,632	$28,817,618	$7,031,176

*	Redemption price per share is equal to net asset value less any applicable sales charge.

See accompanying Notes to Financial Statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2005

	Large Growth	Large Value	Mid/Small	Mid/Small
	Portfolio	Portfolio	Growth Portfolio	Value Portfolio
INVESTMENT INCOME
Income
Dividends	$289,080	$519,151	$188,292	$402,496
Interest	6,289	6,851	9,620	9,674
Income from securities lending	3,258	3,924	11,963	5,855
Total income	298,627	529,926	209,875	418,025

Expenses
Advisory fees	104,344	126,491	140,990	152,737
12b-1 fees	52,172	63,246	70,495	76,369
Fund accounting fees	24,950	26,551	30,050	31,081
Administration fees	22,526	23,525	26,020	28,170
Transfer agent fees	13,000	13,301	16,206	16,298
Audit fees	11,995	12,085	11,996	11,995
Registration expense	5,500	5,172	6,874	6,999
Reports to shareholders	8,150	8,149	8,299	7,799
Legal fees	5,200	5,499	6,424	7,080
Custody fees	4,451	4,251	5,600	6,036
Trustee fees	3,782	3,939	4,021	4,134
Insurance expense	2,136	2,148	2,075	2,850
Miscellaneous	3,900	4,738	5,601	5,578
Total expenses	262,106	299,095	334,651	357,126
Less: expenses waived and reimbursed	(746)	—	—	—
Add: interest expenses	381	236	124	73
Net expenses	261,741	299,331	334,775	357,199
Net investment income (loss)	36,886	230,595	(124,900)	60,826

REALIZED AND UNREALIZED GAIN
FROM INVESTMENTS:
Net realized gain on:
Investments	452,043	683,792	565,821	1,264,065
Net unrealized appreciation
(depreciation) on:
Investments	(35,813)	1,301,212	2,170,891	2,145,239
Net realized and unrealized gain on
investments	416,230	1,985,004	2,736,712	3,409,304
Net increase in net assets
resulting from operations	$453,116	$2,215,599	$2,611,812	$3,470,130

See accompanying Notes to Financial Statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2005

	Atlas		Dividend &	Intermediate Fixed	Darwin
	Portfolio		Income Portfolio	Income Portfolio	Portfolio
INVESTMENT INCOME
Income
Dividends	$2,377,463	(1)	$1,457,338 (1)	$51,067	$5,817
Interest	86,274		28,208	1,110,361	930
Income from securities lending	43,523		—	3,111	—
Total income	2,507,260		1,485,546	1,164,539	6,747

Expenses
Advisory fees	893,274		200,638	94,589	42,509
12b-1 fees	223,319		77,168	59,118	11,187
Fund accounting fees	58,800		26,301	27,750	22,836
Administration fees	81,942		28,455	22,931	22,499
Custody fees	121,117		5,871	4,050	3,541
Transfer agent fees	27,121		13,049	12,299	10,279
Audit fees	14,993		10,000	11,995	14,000
Registration expense	6,521		7,283	5,998	9,680
Legal fees	21,551		7,782	5,548	4,980
Insurance expense	6,699		1,901	1,557	172
Trustee fees	6,168		4,168	3,868	2,022
Reports to shareholders	8,901		6,490	7,250	8,077
Miscellaneous	6,151		6,400	4,011	3,533
Total expenses	1,476,557		395,506	260,964	155,315
Add: expenses recouped by Advisor	—		21,702	—	—
Less: expenses waived and reimbursed	—		—	(47,640)	(90,051)
Add: interest expenses	—		—	—	250
Net expenses	1,476,557		417,208	213,324	65,514
Net investment income (loss)	1,030,703		1,068,338	951,215	(58,767)

REALIZED AND UNREALIZED GAIN (LOSS)
FROM INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	4,110,540		122,818	(105,592)	520
Securities sold short	—		—	—	(35,302)
Foreign currency transactions	(130,329)		(1,714)	—	—
Net unrealized appreciation
(depreciation) on:
Investments and securities sold short	14,248,639		(682,834)	(347,994)	218,594
Foreign currency translations	1,160		56	—	—
Net realized and unrealized gain (loss) on
investments and foreign currency	18,230,010		(561,674)	(453,586)	183,812
Net increase in net assets resulting
from operations	$19,260,713		$506,664	$497,629	$125,045

(1)	Net of foreign tax withheld of $295,002 for Atlas Portfolio and $2,306 for Dividend & Income Portfolio.

See accompanying Notes to Financial Statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Large Growth		Large Value
	Portfolio		Portfolio
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	12/31/2005	12/31/2004	12/31/2005	12/31/2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$36,886	$106,901	$230,595	$161,480
Net realized gain on:
Investments	452,043	76,626	683,792	1,883,623
Net unrealized appreciation (depreciation) on investments	(35,813)	1,005,465	1,301,212	910,525
Net increase in net assets resulting from operations	453,116	1,188,992	2,215,599	2,955,628

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(38,330)	(99,237)	(248,621)	(110,721)
From net realized gain	—	—	—	—
Return of capital	—	—	—	—
Total distributions to shareholders	(38,330)	(99,237)	(248,621)	(110,721)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	6,450,859	4,582,957	7,012,502	4,763,611
Proceeds from reinvestment of distribution	37,501	96,726	243,985	107,889
Cost of shares redeemed	(3,866,005)	(4,160,379)	(4,691,629)	(5,257,965)
Redemption fees	1,263	8,302	1,063	11,243
Net increase (decrease) in net assets resulting from share transactions	2,623,618	527,606	2,565,921	(375,222)

Total increase in net assets	3,038,404	1,617,361	4,532,899	2,469,685

NET ASSETS
Beginning of year	20,621,336	19,003,975	24,955,909	22,486,224
End of year	$23,659,740	$20,621,336	$29,488,808	$24,955,909

Undistributed net investment income	$6,220	$7,664	$32,733	$50,759

CHANGE IN SHARES
Shares sold	368,464	276,359	274,048	211,857
Shares issued on reinvestment of distribution	2,066	5,565	9,124	4,438
Shares redeemed	(223,286)	(251,380)	(188,081)	(233,359)
Net increase (decrease)	147,244	30,544	95,091	(17,064)

See accompanying Notes to Financial Statements.

ROCHDALE INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS

	Mid/Small		Mid/Small
	Growth Portfolio		Value Portfolio
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	12/31/2005	12/31/2004	12/31/2005	12/31/2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(124,900)	$(147,754)	$60,826	$(10,150)
Net realized gain on:
Investments	565,821	1,111,698	1,264,065	2,508,143
Net unrealized appreciation on:
investments	2,170,891	2,474,952	2,145,239	2,159,919
Net increase in net assets resulting from operations	2,611,812	3,438,896	3,470,130	4,657,912
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—	(57,538)	(25,134)
From net realized gain	—	—	(2,032,542)	(657,089)
Total distributions to shareholders	—	—	(2,090,080)	(682,223)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	10,623,077	7,054,146	11,268,911	6,755,566
Proceeds from reinvestment of distribution	—	—	2,013,523	674,364
Cost of shares redeemed	(5,128,853)	(6,027,847)	(5,532,902)	(6,597,293)
Redemption fees	4,216	7,485	4,500	8,131
Net increase in net assets resulting from share transactions	5,498,440	1,033,784	7,754,032	840,768

Total increase in net assets	8,110,252	4,472,680	9,134,082	4,816,457
NET ASSETS
Beginning of year	24,924,679	20,451,999	26,683,859	21,867,402
End of year	$33,034,931	$24,924,679	$35,817,941	$26,683,859

Undistributed net investment income (loss)	$—	$—	$—	$—
CHANGE IN SHARES
Shares sold	304,065	233,553	250,399	175,609
Shares issued on reinvestment of distribution	—	—	43,810	15,819
Shares redeemed	(147,797)	(199,576)	(123,306)	(170,943)
Net increase	156,268	33,977	170,903	20,485

See accompanying Notes to Financial Statements.

ROCHDALE INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS

	Atlas		Dividend & Income
	Portfolio		Portfolio
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	12/31/2005	12/31/2004	12/31/2005	12/31/2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,030,703	$87,101	$1,068,338	$655,915
Net realized gain on:
Investments	4,110,540	5,255,869	122,818	28,755
Foreign currency	(130,329)	8,522	(1,714)	—
Net unrealized appreciation
(depreciation) on investments and
foreign currency transactions	14,249,799	4,728,688	(682,778)	2,400,135
Net increase in net assets resulting from operations	19,260,713	10,080,180	506,664	3,084,805

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(847,567)	(401,221)	(1,068,338)	(700,723)
From paid in capital	—	—	(209,584)	(39,030)
Total distributions to shareholders	(847,567)	(401,221)	(1,277,922)	(739,753)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	64,475,326	18,401,225	15,907,505	14,392,662
Proceeds from reinvestment of distribution	790,584	382,816	1,204,060	681,102
Cost of shares redeemed	(7,777,057)	(6,811,488)	(4,802,522)	(2,106,531)
Redemption fees	11,116	16,962	8,555	8,594
Net increase in net assets resulting from share transactions	57,499,969	11,989,515	12,317,598	12,975,827

Total increase in net assets	75,913,115	21,668,474	11,546,340	15,320,879

NET ASSETS
Beginning of year	59,183,739	37,515,265	26,168,292	10,847,413
End of year	$135,096,854	$59,183,739	$37,714,632	$26,168,292

Undistributed net investment income (loss)	$(216,014)	$(283,777)	$(1,714)	$—

CHANGE IN SHARES
Shares sold	1,641,327	577,025	613,557	595,680
Shares issued on reinvestment of distribution	18,187	10,964	46,485	27,587
Shares redeemed	(197,286)	(218,582)	(185,699)	(86,551)
Net increase	1,462,228	369,407	474,343	536,716

See accompanying Notes to Financial Statements.

ROCHDALE INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS

	Intermediate Fixed		Darwin
	Income Portfolio		Portfolio
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	12/31/2005	12/31/2004	12/31/2005	12/31/2004(1)
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$951,215	$1,046,185	$(58,767)	$(40)
Net realized gain (loss) on:
Investments	(105,592)	(184,683)	520	—
Securities sold short	—	—	(35,302)	—
Net unrealized appreciation (depreciation) on Investments and securities sold short	(347,994)	(95,030)	218,594	(6,587)
Net increase (decrease) in net assets resulting from operations	497,629	766,472	125,045	(6,627)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(939,020)	(1,036,013)	—	—
From net realized gain	—	—	—	—
From return of capital	—	—	—	—
Total distributions to shareholders	(939,020)	(1,036,013)	—	—

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	12,248,339	5,225,413	6,534,978	1,000,000
Proceeds from reinvestment of distribution	903,920	997,206	—	—
Cost of shares redeemed	(6,349,075)	(12,910,946)	(623,369)	—
Redemption fees	4,843	11,840	1,149	—
Net increase (decrease) in net assets resulting from share transactions	6,808,027	(6,676,487)	5,912,758	1,000,000
Total increase (decrease) in net assets	6,366,636	(6,946,028)	6,037,803	993,373

NET ASSETS
Beginning of period	22,450,982	29,397,010	993,373	—
End of period	$28,817,618	$22,450,982	$7,031,176	$993,373

Undistributed net investment income (loss)	$22,367	$10,172	$—	$—

CHANGE IN SHARES
Shares sold	463,746	194,227	262,148	40,000
Shares issued on reinvestment of distribution	34,416	37,343	—	—
Shares redeemed	(239,583)	(483,725)	(25,042)	—
Net increase (decrease)	258,579	(252,155)	237,106	40,000

(1)	Commencement of investment operations - December 31, 2004

See accompanying Notes to Financial Statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each Period

	Large Growth Portfolio					Large Value Portfolio
	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02	Year Ended 12/31/01	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02	Year Ended 12/31/01
Net asset value, beginning
of period	$17.40	$16.46	$13.38	$17.91	$20.53	$24.57	$21.78	$17.27	$22.56	$25.99

Income from investment
operations:
Net investment income (loss)	0.03	0.09	0.02	(0.01)	(0.03)	0.21	0.16	0.15	0.12	0.07
Net realized and unrealized
gain (loss) on investments	0.36	0.92	3.08	(4.53)	(2.60)	2.00	2.73	4.51	(5.33)	(3.44)
Total from investment
operations	0.39	1.01	3.10	(4.54)	(2.63)	2.21	2.89	4.66	(5.21)	(3.37)

Less distributions:
From net investment income	(0.03)	(0.08)	(0.02)	—	—	(0.23)	(0.11)	(0.15)	(0.10)	(0.07)
From net realized gain	—	—	—	—	—	—	—	—	—	—
Return of capital	—	—	(0.01)	—	—	—	—	(0.02)	—	—

Total distributions	(0.03)	(0.08)	(0.03)	—	—	(0.23)	(0.11)	(0.17)	(0.10)	(0.07)

Paid in capital from
redemption fees (Note 2)	— (1)	0.01	0.01	0.01	0.01	— (1)	0.01	0.02	0.02	0.01
Net asset value,
end of period	$17.76	$17.40	$16.46	$13.38	$17.91	$26.55	$24.57	$21.78	$17.27	$22.56

Total return	2.24%	6.22%	23.21%	(25.29)%	(12.76)%	9.01%	13.32%	27.10%	(22.97)%	(12.91)%

Ratios/supplemental data:
Net assets, end of
period (millions)	$23.7	$20.6	$19.0	$13.2	$10.8	$29.5	$25.0	$22.5	$14.7	$9.6

Portfolio turnover rate	11.97%	36.04%	38.72%	32.18%	45.16%	24.48%	86.66%	62.52%	35.75%	40.60%

Ratio of expenses to average
net assets:
Before fees waived
and expenses
absorbed/recouped	1.26%	1.30%	1.28%	1.23%	1.63%	1.18%	1.25%	1.22%	1.22%	1.78%
After fees waived
and expenses
absorbed/recouped	1.25%	1.25%	1.25%	1.25%	1.25%	1.18%	1.25%	1.25%	1.25%	1.25%

Ratio of net investment income
(loss) to average net assets:
Before fees waived
and expenses
absorbed/recouped	0.17%	0.50%	0.09%	(0.04)%	(0.60)%	0.91%	0.69%	0.88%	0.77%	(0.01)%
After fees waived
and expenses
absorbed/recouped	0.18%	0.55%	0.12%	(0.06)%	(0.22)%	0.91%	0.69%	0.85%	0.74%	0.52%

(1)	Less than $0.01 per share.

See accompanying Notes to Financial Statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each Period

	Mid/Small					Mid/Small
	Growth					Value
	Portfolio					Portfolio
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01
Net asset value, beginning
of period	$33.89	$29.16	$21.76	$27.41	$29.58	$43.29	$36.70	$26.79	$31.36	$29.86
Income from investment
operations:
Net investment income (loss)	(0.14)	(0.20)	(0.18)	(0.18)	(0.14)	0.08	(0.02)	0.04	0.01	0.06
Net realized and unrealized
gain (loss) on investments	3.30	4.92	7.56	(5.49)	(1.92)	4.98	7.74	9.86	(4.47)	1.50
Total from investment
operations	3.16	4.72	7.38	(5.67)	(2.06)	5.06	7.72	9.90	(4.46)	1.56
Less distributions:
From net investment income	—	—	—	—	—	(0.08)	(0.04)	(0.01)	—	(0.06)
From net realized gain	—	—	—	—	(0.11)	(2.78)	(1.10)	—	(0.14)	(0.01)
Total distributions	—	—	—	—	(0.11)	(2.86)	(1.14)	(0.01)	(0.14)	(0.07)
Paid in capital from
redemption fees (Note2)	— (1)	0.01	0.02	0.02	—	0.01	0.01	0.02	0.03	0.01
Net asset value,
end of period	$37.05	$33.89	$29.16	$21.76	$27.41	$45.50	$43.29	$36.70	$26.79	$31.36

Total return	9.32%	16.22%	34.01%	(20.61)%	(6.94)%	11.64%	21.10%	37.02%	(14.12)%	5.27%
Ratios/supplemental data:
Net assets, end of
period (millions)	$33.0	$24.9	$20.5	$13.2	$7.9	$35.8	$26.7	$21.9	$13.6	$7.0

Portfolio turnover rate	9.67%	61.53%	51.19%	38.26%	47.27%	26.75%	79.62%	50.86%	40.06%	51.74%
Ratio of expenses to average
net assets:
Before fees waived
and expenses	1.19%	1.29%	1.27%	1.27%	2.08%	1.17%	1.29%	1.29%	1.25%	2.23%
absorbed/recouped
After fees waived
and expenses	1.19%	1.35%	1.35%	1.35%	1.35%	1.17%	1.35%	1.35%	1.35%	1.35%
absorbed/recouped
Ratio of net investment income
(loss) to average net assets:
Before fees waived
and expenses
absorbed/recouped	(0.44)%	(0.62)%	(0.67)%	(0.79)%	(1.57)%	0.20%	(0.04)%	0.21%	0.14%	(0.60)%
After fees waived
and expenses
absorbed/recouped	(0.44)%	(0.68)%	(0.75)%	(0.87)%	(0.84)%	0.20%	0.02%	0.15%	0.04%	0.28%

(1)	Less than $0.01 per share.

See accompanying Notes to Financial Statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each Period

	Atlas
	Portfolio
	Year	Year	Year	Year	4/1/01		Year
	Ended	Ended	Ended	Ended	through		Ended
	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01(1)		3/31/01
Net asset value, beginning of period	$36.32	$29.77	$21.74	$24.37	$26.06		$37.83

Income from investment operations:
Net investment income (loss)	0.38	0.05	0.19	0.20	0.36		0.22
Net realized and unrealized
gain (loss) on investments	7.27	6.75	8.01	(2.63)	(1.98)		(11.89)
Total from investment operations	7.65	6.80	8.20	(2.43)	(1.62)		(11.67)
Less distributions:
From net investment income	(0.28)	(0.25)	(0.17)	(0.21)	(0.12)		(0.10)
From net realized gain	—	—	—	—	—		—
Return of capital	—	—	—	—	—		—
Total distributions	(0.28)	(0.25)	(0.17)	(0.21)	(0.12)		(0.10)
Paid in capital from redemption fees (Note 2)	— (4)	—	—	0.01	0.05		—
Net asset value, end of period	$43.69	$36.32	$29.77	$21.74	$24.37		$26.06

Total return	21.07%	22.96%	37.76%	(9.92)%	(6.00	)%(2)	(30.89)%
Ratios/supplemental data:
Net assets, end of period (millions)	$135.1	$59.2	$37.5	$28.1	$41.0		$60.8
Portfolio turnover rate	38.97%	77.33%	54.68%	34.53%	42.12	%(2)	71.99%
Ratio of expenses to average net assets:
Before fees waived and
expenses absorbed/recouped	1.65%	1.73%	1.54%	1.64%	1.46	%(3)	1.32%
After fees waived and
expenses absorbed/recouped	1.65%	1.73%	1.54%	1.64%	1.46	%(3)	1.37%
Ratio of net investment income
(loss) to average net assets:
Before fees waived and
expenses absorbed/recouped	1.15%	0.20%	0.91%	0.54%	0.82	%(3)	0.69%
After fees waived and
expenses absorbed/recouped	1.15%	0.20%	0.91%	0.54%	0.82	%(3)	0.74%

(1) In 2001, the Portfolio changed its fiscal year-end from March to December.
(2) Not annualized.
(3) Annualized.
(4) Less than $0.01 per share.

See accompanying Notes to Financial Statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each Period

	Dividend & Income
	Portfolio
	Year	Year	Year		Year	4/1/01		Year
	Ended	Ended	Ended		Ended	through		Ended
	12/31/05	12/31/04	12/31/03		12/31/02	12/31/01(1)		3/31/01
Net asset value, beginning of period	$26.20	$23.48	$18.00		$26.19	$23.77		$30.40
Income from investment operations:
Net investment income (loss)	0.88	0.78	0.22		(0.29)	(0.29)		(0.45)
Net realized and unrealized
gain (loss) on investments	(0.46)	2.84	5.37		(7.92)	2.75		(6.15)
Total from investment operations	0.42	3.62	5.59		(8.21)	2.46		(6.60)
Less distributions:
From net investment income	(0.88)	(0.87)	(0.12)		—	—		—
From net realized gain	—	—	—		—	(0.06)		(0.06)
Return of capital	(0.15)	(0.04)	—		—	—		—
Total distributions	(1.03)	(0.91)	(0.12)		—	(0.06)		(0.06)
Paid in capital from redemption fees (Note 2)	0.01	0.01	0.01		0.02	0.02		0.03
Net asset value, end of period	$25.60	$26.20	$23.48		$18.00	$26.19		$23.77

Total return	1.65%	15.79%	31.15%		(31.27)%	10.42	%(2)	(21.66)%
Ratios/supplemental data:
Net assets, end of period (millions)	$37.7	$26.2	$10.8		$4.6	$10.0		$9.8

Portfolio turnover rate	2.34%	0.96%	111.78	%(3)	28.89%	52.46	%(2)	95.97%
Ratio of expenses to average net assets:
Before fees waived and
expenses absorbed/recouped	1.28%	1.42%	2.54%		2.24%	1.98	%(4)	1.96%
After fees waived and
expenses absorbed/recouped	1.35%	1.35%	1.60%		1.85%	1.85	%(4)	1.85%
Ratio of net investment income
(loss) to average net assets:
Before fees waived and
expenses absorbed/recouped	3.53%	3.54%	0.82%		(1.37)%	(1.51	)%(4)	(1.77)%
After fees waived and
expenses absorbed/recouped	3.46%	3.61%	1.76%		(0.98)%	(1.39	)%(4)	(1.66)%

(1) In 2001, the Portfolio changed its fiscal year-end from March to December.
(2) Not annualized.
(3) Prior to June 27, 2003, the Dividend & Income Portfolio operated as the Rochdale Alpha Portfolio, with a different objective and strategy, and as such experienced higher than normal turnover in 2003.
(4) Annualized.

See accompanying Notes to Financial Statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each Period

	Intermediate
	Fixed Income					Darwin
	Portfolio					Portfolio
	Year	Year	Year	Year	Year	Year		12/31/04(1)
	Ended	Ended	Ended	Ended	Ended	Ended		through
	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01	12/31/05		12/31/04
Net asset value, beginning of period	$26.61	$26.82	$27.92	$26.81	$25.77	$24.83		$25.00

Income from investment operations:
Net investment income (loss)	1.05	1.14	1.37	1.35	1.49	(0.21)		—	(2)
Net realized and unrealized
gain (loss) on investments	(0.50)	(0.23)	(0.18)	1.08	1.00	0.75		(0.17)
Total from investment operations	0.55	0.91	1.19	2.43	2.49	0.54		(0.17)

Less distributions:
From net investment income	(1.03)	(1.13)	(1.37)	(1.34)	(1.42)	—		—
From net realized gain	—	—	(0.82)	—	(0.03)	—		—
Return of capital	—	—	(0.14)	—	—	—		—
Total distributions	(1.03)	(1.13)	(2.33)	(1.34)	(1.45)	—		—
Paid in capital from redemption
fees (Note 2)	0.01	0.01	0.04	0.02	—	—	(2)	—
Net asset value, end of period	$26.14	$26.61	$26.82	$27.92	$26.81	$25.37		$24.83

Total return	2.13%	3.47%	4.42%	9.37%	9.80%	2.17%		(0.68	)%(3)

Ratios/supplemental data:
Net assets, end of period (millions)	$28.8	$22.5	$29.4	$36.0	$14.3	$7.0		$1.0

Portfolio turnover rate	26.06%	38.50%	123.50%	46.93%	20.89%	151.74%		—

Ratio of expenses to average
net assets:
Before fees waived
and expenses absorbed	1.10%	1.14%	0.89%	0.88%	1.35%	3.48%		12.94%(4)
After fees waived
and expenses absorbed	0.90%	0.90%	0.88%	0.70%	0.54%	1.46	%(5)	1.45%(4)

Ratio of net investment income
(loss) to average net assets:
Before fees waived
and expenses absorbed	3.82%	3.87%	4.63%	4.98%	5.04%	(3.33)%		(12.94	)%(4)
After fees waived
and expenses absorbed	4.02%	4.11%	4.64%	5.16%	5.85%	(1.31)%		(1.45	)%(4)

(1) Inception of Portfolio
(2) Less than $0.01 per share.
(3) Not annualized.
(4) Annualized.
(5) Includes interest expense of 0.01% of average net assets.

See accompanying Notes to Financial Statements.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2005, Continued

NOTE 1 - ORGANIZATION

The Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio, Rochdale Mid/Small Growth Portfolio, Rochdale Mid/Small Value Portfolio, Rochdale Atlas Portfolio, Rochdale Dividend & Income Portfolio, Rochdale Intermediate Fixed Income Portfolio and Rochdale Darwin Portfolio (the “Portfolios”) are series of shares of beneficial interest of Rochdale Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Portfolios, except for Darwin Portfolio, are diversified funds. Rochdale Investment Management LLC (the “Advisor”) is the Advisor to the Portfolios.

The Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, and Intermediate Fixed Income Portfolios commenced operations on December 31, 1999. The Rochdale Atlas Portfolio was established in June 1998. Initial outside investors purchased shares of the Portfolios on June 29, 1998. However, investment operations did not commence until October 2, 1998, for the Rochdale Atlas Portfolio. The Rochdale Dividend & Income Portfolio commenced operations on June 1, 1999. The Rochdale Darwin Portfolio commenced operations on December 31, 2004.

The Rochdale Large Growth Portfolio is a large-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in growth-style equity securities of larger U.S. companies classified within growth industries within the S&P 500.

The Rochdale Large Value Portfolio is a large-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in value-style equity securities of larger U.S. companies classified within value industries within the S&P 500.

The Rochdale Mid/Small Growth Portfolio is a mid- and small-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in growth-style equity securities of U.S. companies classified within growth industries within the S&P 400 and 600 indices.

The Rochdale Mid/Small Value Portfolio is a mid- and small-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in value-style equity securities of U.S. companies classified within value industries within the S&P 400 and 600 indices.

The Rochdale Atlas Portfolio is a foreign equity fund with the investment objective of long-term capital appreciation. It seeks to achieve its objective by investing primarily in equity securities of select foreign developed and emerging countries that the Advisor has identified as attractive relative to other countries based on fundamental valuation, financial, and economic attributes.

The Rochdale Dividend & Income Portfolio is a dividend-paying equity securities fund. Its investment objective is significant income and, as a secondary focus, long-term capital appreciation. It seeks income primarily from a diversified portfolio of income-generating securities, including dividend-paying equity and fixed income securities.

The Rochdale Intermediate Fixed Income Portfolio is a fixed income fund with the investment objective of current income. It seeks to achieve its objective by investing primarily in debt instruments with the intention of holding them to maturity.

The Rochdale Darwin Portfolio is a non-diversified fund with the investment objective of long-term capital appreciation. It seeks to achieve its objective by investing primarily in securities of companies in the health care sector, including health care services, pharmaceuticals, medical equipment/devices, biotechnology, weight loss, fitness, and health foods.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2005, Continued

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  In valuing the Portfolios’ assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such values are being determined. If there has been no sale on such exchange on such day, the security is valued at closing bid price. Securities listed on the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). Readily marketable securities traded only in an over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security’s fair value. All other assets of the Portfolios are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

B.
Share Valuation. Each Portfolio’s share price (net asset value) is determined as of the close of the regular session of trading on the NASDAQ (normally 4:00 p.m., eastern time). The net asset value per share of each Portfolio is calculated by dividing the sum of the value of the securities held by the Portfolio plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Portfolio, rounded to the nearest cent. The offering and redemption price per share of each Portfolio is equal to a Portfolio’s net asset value per share. The Portfolios charge a redemption fee on shares redeemed or exchanged within 6 months of purchase and which were not subject to a sales charge at the time of purchase or to a contingent deferred sales charge at the time of redemption. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Each Portfolio will retain the fee charged as paid-in capital and such fees become part of the Portfolio’s daily net asset value (“NAV”) calculations.

C.
Federal Income Taxes. The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under current tax law, capital and currency losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring on the first day of the following fiscal year. For the year ended December 31, 2005, the Funds indicated below have Post October losses:

Portfolio	Post October Loss Currency	Post October Loss
Rochdale Atlas Portfolio	$32,347	$4,903
Rochdale Dividend and Income Portfolio	1,714	—
Rochdale Intermediate Fixed Income	—	7,215

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2005, Continued

For Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, as of December 31, 2005, which are available to offset future capital gains, if any:

	Capital losses expiring in:
Portfolio	2009	2010	2011	2012	2013	Total
Rochdale Large Growth Portfolio	$126,281	$2,160,825	$852,258	$—	$—	$3,139,364
Rochdale Large Value Portfolio	—	—	779,202	—	—	779,202
Rochdale Mid/Small Growth Portfolio	—	422,086	—	—	—	422,086
Rochdale Atlas Portfolio	11,256,308	6,104,518	—	—	17,306,826
Rochdale Dividend & Income Portfolio	—	652,878	1,874,722	—	—	2,527,600
Rochdale Intermediate Fixed Income Portfolio	—	—	—	273,604	115,546	389,150

D.
Security Transactions and Investment Income. Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of securities sold is determined under the identified cost method. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Purchase discounts and premiums on securities held by the Portfolios are accreted and amortized to maturity using the effective interest method.

E.
Foreign Currency. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

F.
Forward Currency Contracts. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Portfolio could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

G.
Distributions to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, passive foreign investment companies and post-October capital and currency losses.

The Dividend & Income Portfolio has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2005, Continued

H.
Option Writing. Each Portfolio may write (sell) covered call options and secured put options on securities and indices. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

I.
Loans of Portfolio Securities. Each Portfolio may lend its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes a Portfolio to risks such as (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) a Portfolio may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with Portfolios’ custodian, marked to market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 102% of the market value of the loaned securities. Each Portfolio will limit the amount of its loans of portfolio securities to no more than 50% of its total assets.

At December 31, 2005, each Portfolio loaned equity securities having a market value and received equity securities collateral for the loan as follows:

Portfolio	Market Value	Collateral
Rochdale Large Growth Portfolio	$4,159,243	$4,317,409
Rochdale Large Value Portfolio	10,387,170	10,733,472
Rochdale Mid/Small Growth Portfolio	11,460,088	11,970,803
Rochdale Mid/Small Value Portfolio	9,188,703	9,566,241
Rochdale Atlas Portfolio	3,649,429	3,839,000
Rochdale Intermediate Fixed Income Portfolio	5,662,062	5,811,438

J.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

K.
Reclassification of Capital Accounts. Accounting Principles generally accepted in the United States of America require certain components of net assets be reclassified between financial and tax reporting. These reclassification have no effect on net assets or net asset value per share. For the year ended December 31, 2005, permanent differences in book and tax accounting have been reclassified to undistributed net investment income/(loss), accumulated realized gain/(loss) on investment, and paid in capital as follows:.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2005, Continued

	Undistributed Net investment Income (Loss)	Undistributed Capital Gain (Loss)	Paid in Capital
Rochdale Large Growth Portfolio	$—	$—	$—
Rochdale Large Value Portfolio	—	—	—
Rochdale Mid/Small Growth Portfolio	124,900	(124,900)	—
Rochdale Mid/Small Value Portfolio	(3,288)	3,288	—
Rochdale Atlas Portfolio	(115,373)	57,968	57,405
Rochdale Dividend & Income Portfolio	(1,714)	1,714	—
Rochdale Intermediate Fixed Income Portfolio	—	—	—
Rochdale Darwin Portfolio	58,767	(3,426)	(55,341)

L.
Securities Sold Short. To the extent the Funds engage in selling securities short, they are obligated to replace a security borrowed by purchasing the same security at the current market value. The Funds would incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds would realize a gain if the price of the security declines between those dates.

The Funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Funds must also maintain a deposit with the broker consisting of cash having a value equal to a specified percentage of the value of the securities sold short.

M.
Indemnifications. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred or that would be covered by other parties.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Portfolios with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Trust. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% from the Atlas Portfolio; 0.95% from the Darwin Portfolio, 0.65% from the Dividend & Income Portfolio; 0.50% from the Large Growth, Large Value, Mid/Small Growth, and Mid/Small Value Portfolios; and 0.40% from the Intermediate Fixed Income Portfolio, based upon the average daily net assets of each Portfolio.

The Portfolios are responsible for their own operating expenses. The Advisor has agreed to reduce fees payable to it by the Portfolios to the extent necessary to limit each Portfolio’s aggregate annual operating expenses to a maximum of 1.25%, 1.25%, 1.35%, 1.35%, 1.95%, 1.35%, 0.90% and 1.45% of average net assets for the Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, Atlas, Dividend & Income, Intermediate Fixed Income, and Darwin Portfolios, respectively. Any reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Portfolios’ obligation may be subject to reimbursement by the Portfolios within the following three years, provided the Portfolios are able to effect such reimbursement and remain in compliance with applicable limitations. For the year ended December 31, 2005, the Advisor has reimbursed for expenses in excess of the limit in the amounts of $746 for the Large Growth Portfolio, $47,640 for the Intermediate Fixed Income Portfolio and $90,051 for the Darwin Portfolio. The Advisor has recouped for expenses previously reimbursed of $21,702 for the Dividend & Income Portfolio.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2005, Continued

At December 31, 2005, the cumulative amounts available for reimbursement that has been paid and/or waived by the Advisor on behalf of the Portfolios are as follows:

Portfolio	Unrecouped
Rochdale Large Growth Portfolio	$13,765
Rochdale Dividend & Income Portfolio	55,942
Rochdale Intermediate Fixed Income Portfolio	114,126
Rochdale Darwin Portfolio	90,365

At December 31, 2005, the Advisor may recapture a portion of the above amounts no later than the dates as stated below:

	December 31,
Portfolio	2006	2007	2008
Rochdale Large Growth Portfolio	$4,598	$8,421	$746
Rochdale Dividend & Income Portfolio	44,015	11,927	—
Rochdale Intermediate Fixed Income Portfolio	6,061	60,425	47,640
Rochdale Darwin Portfolio	—	314	90,051

RIM Securities LLC, an affiliate of the Advisor, which serves as the distributor of the Trust’s shares has advised the Trust that it retained net selling commission for the year ended December 31, 2005 as follows:

Portfolio	Retained Net Selling Commission
Rochdale Large Growth Portfolio	$75
Rochdale Large Value Portfolio	75
Rochdale Mid/Small Value Portfolio	298
Rochdale Atlas Portfolio	3,633
Rochdale Dividend & Income Portfolio	2,118
Rochdale Darwin Portfolio	101

The Portfolios have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1. The Plan provides that the Portfolios may pay for distribution and related expenses up to an annual rate of 0.25% of each Portfolio’s average net assets to Rochdale Investment Management LLC. For the year ended December 31, 2005, the amounts paid to the Advisor were as follows:

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2005, Continued

Portfolio	Distribution Plan Expense
Rochdale Large Growth Portfolio	$52,172
Rochdale Large Value Portfolio	63,246
Rochdale Mid/Small Growth Portfolio	70,495
Rochdale Mid/Small Value Portfolio	76,369
Rochdale Atlas Portfolio	223,319
Rochdale Dividend & Income Portfolio	77,168
Rochdale Intermediate Fixed Income Portfolio	59,118
Rochdale Darwin Portfolio	11,187

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Trust’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Portfolios; prepares reports and materials to be supplied to the trustees; monitors the activities of the Portfolios’ custodian, transfer agent and accountants; coordinates the preparation and payment of Portfolio expenses and reviews the Portfolio’s expense accruals. For its services, the Administrator receives a monthly fee from each Portfolio at an annual rate of 0.10% for the first $200 million, 0.05% for the next $300 million and 0.03% thereafter of average net assets, with a minimum annual fee per fund of $22,500.

RIM Securities LLC also acts as the Portfolios’ principal underwriter in a continuous public offering of the Portfolios’ shares.

During the year ended December 31, 2005, RIM Securities LLC received $97,477 in brokerage fee commissions with respect to the Portfolios’ transactions, which constituted 33% of the Portfolios’ brokerage commissions during the period.

Portfolio	Commissions
Rochdale Large Growth Portfolio	$1,729
Rochdale Large Value Portfolio	4,023
Rochdale Mid/Small Growth Portfolio	3,135
Rochdale Mid/Small Value Portfolio	8,372
Rochdale Atlas Portfolio	50,094
Rochdale Dividend & Income Portfolio	15,101
Rochdale Intermediate Fixed Income Portfolio	538
Rochdale Darwin Portfolio	14,485
$97,477

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor, Distributor, or Administrator.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the year ended December 31, 2005, are as follows:

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2005, Continued

Portfolio	Purchases	Sales
Rochdale Large Growth Portfolio	$5,091,407	$2,493,684
Rochdale Large Value Portfolio	8,740,443	6,192,489
Rochdale Mid/Small Growth Portfolio	8,034,104	2,717,408
Rochdale Mid/Small Value Portfolio	13,685,674	8,144,691
Rochdale Atlas Portfolio	91,077,512	33,912,930
Rochdale Dividend & Income Portfolio	13,099,494	704,745
Rochdale Intermediate Fixed Income Portfolio	12,368,758	6,021,624
Rochdale Darwin Portfolio	12,572,663	6,691,542

NOTE 5 - TAX INFORMATION

As of December 31, 2005, the tax basis of the Portfolios’ components of distributable earnings/(deficit) were as follows:

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio	Mid/Small Value Portfolio
Cost of investments for tax purposes	$25,217,937	$35,201,039	$36,527,992	$37,168,095
Gross tax unrealized appreciation	3,539,993	5,650,394	9,584,301	8,814,245
Gross tax unrealized depreciation	(568,697)	(405,477)	(969,168)	(367,908)
Net tax unrealized appreciation on investments*	2,971,296	5,244,917	8,615,133	8,446,337
Undistributed net investment income	6,220	32,733	—	—
Undistributed long term capital gain	—	—	—	558,481
Capital loss carryforwards	(3,139,364)	(779,202)	(422,086)	—
Post October losses	—	—	—	—
Total distributable earnings/(deficit)	$(161,848)	$4,498,448	$8,193,047	$9,004,818

	Atlas Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio	Darwin Portfolio
Cost of investments for tax purposes	$111,566,811	$34,731,774	$34,942,951	$6,933,174
Gross tax unrealized appreciation	28,301,533	3,677,246	204,724	343,931
Gross tax unrealized depreciation	(1,428,098)	(1,198,667)	(376,989)	(170,132)
Net tax unrealized appreciation (depreciation) on investments and foreign currency*	26,873,435	2,478,579	(172,265)	173,799
Undistributed net investment income	484,875	—	22,367	—
Capital loss carryforwards	(17,360,826)	(2,413,267)	(389,150)	—
Post October losses	(37,250)	(1,714)	(7,215)	—
Total distributable earnings/(deficit)	$9,960,234	$63,598	$(546,263)	$173,799
____________
*	The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of wash sales and passive foreign investment companies.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2005, Continued

The tax composition of dividends for the fiscal year ended December 31, 2005 (other than return of capital dividends for the fiscal year) was as follows:

	Ordinary Income Total	Ordinary Income Per Share	Long-term Capital Gains Total	Long-term Capital Gains Per Share	Return of Capital	Return of Capital Per Share
Large Growth Portfolio	$38,330	$0.03	$—	$—	$—	$—
Large Value Portfolio	248,621	0.21	—	—	—	—
Mid/Small Growth Portfolio	—	—	—	—	—	—
Mid/Small Value Portfolio	60,826	0.08	2,029,254	2.78	—	—
Atlas Portfolio	847,567	0.28	—	—	—	—
Dividend & Income Portfolio	1,068,338	0.88	—	—	209,584	0.15
Intermediate Fixed Income Portfolio	939,220	1.03	—	—	—	—
Darwin Portfolio	—	—	—	—	—	—

The tax composition of dividends for the fiscal year ended December 31, 2004 (other than return of capital dividends for the fiscal year) was as follows:

	Ordinary Income Total	Ordinary Income Per Share	Long-term Capital Gains Total	Long-term Capital Gains Per Share
Large Growth Portfolio	$99,237	$0.08	$—	$—
Large Value Portfolio	110,721	0.11	—	—
Mid/Small Growth Portfolio	—	—	—	—
Mid/Small Value Portfolio	25,134	0.04	657,089	1.10
Atlas Portfolio	401,221	0.25	—	—
Dividend & Income Portfolio	700,723	0.87	—	—
Intermediate Fixed Income Portfolio	1,036,013	1.13	—	—
Darwin Portfolio	—	—	—	—

NOTE 6 - LINE OF CREDIT

Each of the Portfolios has an unsecured Loan Agreement (“LOC”) with U.S. Bank N.A. Under the terms of the LOC, borrowings for an individual Portfolio were limited to either the lesser of 10% of the Funds’ net assets or explicit amount on the LOC. Interest is charged to each Portfolio based on its borrowings at prime rate minus 0.50%.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2005, Continued

Borrowing activity under the LOC for the year ended December 31, 2005, was as follows:

Portfolio	Maximum Amount of Line of Credit	Maximum Interest Expense	Amount Outstanding
Rochdale Large Growth Portfolio	$2,000,000	$381	$176,000
Rochdale Large Value Portfolio	2,000,000	236	118,000
Rochdale Mid/Small Growth Portfolio	2,000,000	124	137,000
Rochdale Mid/Small Value Portfolio	2,000,000	73	108,000
Rochdale Atlas Portfolio	2,000,000	—	—
Rochdale Dividend & Income Portfolio	2,000,000	—	—
Rochdale Intermediate Fixed Income Portfolio	2,000,000	—	—
Rochdale Darwin Portfolio	2,000,000	250	413,000

At December 31, 2005, there were no borrowings under the LOC for each Portfolio.

NOTE 7 - SPECIAL MEETING OF SHAREHOLDERS (unaudited)

At a special meeting of shareholders of the Portfolios held on August 11, 2005, the shareholders of each of the Portfolio’s voted to approve a new investment advisory agreement in connection with the restructuring of the Advisor’s ownership structure on July 12, 2005. The results of the shareholder meeting are as follows:

Portfolio	For	Against	Abstain
Rochdale Large Growth Portfolio	1,159,171	8,602	14,199
Rochdale Large Value Portfolio	972,798	6,081	14,658
Rochdale Mid/Small Growth Portfolio	777,881	3,869	5,282
Rochdale Mid/Small Value Portfolio	653,396	3,385	3,480
Rochdale Atlas Portfolio	2,088,886	2,986	9,285
Rochdale Dividend & Income Portfolio	1,107,954	3,405	7,236
Rochdale Intermediate Fixed Income Portfolio	831,384	1,201	3,272
Rochdale Darwin Portfolio	121,342	—	449

ROCHDALE INVESTMENT TRUST

REPORT OF INDEPENDENT REGISTRERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Trustees of
Rochdale Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio, Rochdale Mid/Small Growth Portfolio, Rochdale Mid/Small Value Portfolio, Rochdale Atlas Portfolio, Rochdale Dividend & Income Portfolio, Rochdale Intermediate Fixed Income Portfolio and Rochdale Darwin Portfolio, each a series of shares of beneficial interest of Rochdale Investment Trust, as of December 31, 2005, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (U.S.). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio, Rochdale Mid/Small Growth Portfolio, Rochdale Mid/Small Value Portfolio, Rochdale Atlas Portfolio, Rochdale Dividend & Income Portfolio, Rochdale Intermediate Fixed Income Portfolio and Rochdale Darwin Portfolio as of December 31, 2005, the results of their operations, changes in their net assets and financial highlights for the periods indicated thereon in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 7, 2006

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2005, Continued

NOTE 8 - TRUSTEE AND OFFICER INFORMATION (unaudited)

The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including, general supervision and review of the investment activities of the Portfolios. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day to day operations of the Trust and its separate series. The current Trustees and officers, their affiliations and principal occupations for the past five years are set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-866-209-1967.

Interested Trustees and Officers
		Term of		Number of	Other
	Position(s)	Office and		Portfolios in Fund	Directorships
	Held with	Length of	Principal Occupation(s)	Complex Overseen	Held by
Name, Address and Age	Fund	Time Served	During the Past Five Years	by Trustee	Trustee
Carl Acebes	Chairman and	Since 1998	Chairman and Chief	8	None
570 Lexington Avenue	Trustee		Investment Officer of
New York, NY 10022			Rochdale Investment
Age: 59			Management

Garrett R. D’Alessandro	President and	Since 1998	President, Chief Executive	N/A	None
570 Lexington Avenue	Secretary		Officer and Director of
New York, NY 10022			Research of Rochdale
Age: 48			Investment Management

Edmund Towers	Treasurer	Since 2005	Chief Financial Officer,	N/A	None
570 Lexington Avenue			Rochdale Investment
New York, NY 10022			Management since July 2005;
Age: 48			Chief Financial Officer,
Daiwa Securities America Inc.
December 1986 to June 2005

Kurt Hawkesworth	Chief	Since 2004	General Counsel, Rochdale	N/A	None
570 Lexington Avenue	Compliance		Investment Management
New York, NY 10022	Officer
Age: 34

Independent Trustees
		Term of		Number of	Other
	Position(s)	Office and		Portfolios in Fund	Directorships
	Held with	Length of	Principal Occupation(s)	Complex Overseen	Held by
Name, Address and Age	Fund	Time Served	During the Past Five Years	by Trustee	Trustee
Maxime C. Baretge	Trustee	Since 1998	President, P.A. Pommares	8	None
570 Lexington Avenue			Agencies, S.A. (luxury goods
New York, NY 10022			distribution)
Age: 65

Jerry Roland	Trustee	Since 2001	Consultant, Credit Suisse-	8	None
570 Lexington Avenue			First Boston (securities and
New York, NY 10022			investment banking)
Age: 69

Thomas J. Volpe	Trustee	Since 2004	Consultant, Babcock &	8	American
570 Lexington Avenue			Brown, 2001 to present;		Technical
New York, NY 10022			Senior Vice President		Ceramics;
Age: 70			Financial Operations, The		Rent-A-
			Interpublic Group of		Wreck
Companies, Inc., 1986 to
2001.

ROCHDALE INVESTMENT TRUST

ADDITIONAL INFORMATION (Unaudited)

Proxy Voting Policies and Procedures

You may obtain a description of the Portfolios’ proxy voting policies and procedures and voting records, without charge, upon request by contacting the Portfolios directly at 1-800-245-9888; or on the EDGAR Database on the SEC’s website at www. sec. gov.

Quarterly Form N-Q Portfolio Schedule

Each Portfolio will file its complete portfolio schedule with the Securities and Exchange Commission (“SEC”) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Portfolios’ Form N-Qs will be available on the SEC’s website at www. sec. gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

Tax Information

The Rochdale Mid/Small Value Portfolio designated $2,029,254 long term capital gain distribution pursuant to section 852(b)(3) of the Internal Revenue Code for fiscal year ended December 31, 2005.

The percentage of dividend income distributed for the year ended December 31, 2005, which is designated as qualified dividend income under the Jobs and Growth Relief Reconciliation Act of 2003 is as follows:

Rochdale Large Growth Portfolio	100.00%
Rochdale Large Value Portfolio	100.00%
Rochdale Mid/Small Value Portfolio	100.00%
Rochdale Atlas Portfolio	100.00%
Rochdale Dividend & Income Portfolio	83.29%

For the year ended December 31, 2005, Rochdale Atlas Portfolio paid foreign taxes of $295,002 which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

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Advisor

Rochdale Investment Management LLC
570 Lexington Avenue
New York, New York 10022-6837
(800) 245-9888
•
Distributor

RIM Securities LLC
570 Lexington Avenue
New York, New York 10022-6837
(800) 245-9888
•
Custodian

U.S. Bank, N.A.
P.O. Box 1118, Location CN-OH-W6TC
Cincinnati, Ohio 45201-1118
(800) 485-8510
•
Transfer Agent

U.S. Bancorp Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(866) 209-1967
•
Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Rochdale Investment Trust
570 Lexington Avenue
New York, NY 10022-6837
800-245-9888
www.rochdale.com

You can discuss your questions about
the Portfolios, and request other
information, including the Prospectus
and Statement of Additional
Information (SAI), free of charge, by
calling the Portfolios at 800-245-9888
or visiting our Web site at
www.rochdale.com. The Prospectus
and SAI provides detailed information
about the Portfolios.

You can review and copy information
about the Portfolios, including the
Portfolios’ Prospectus and SAI, at the
Public Reference Room of the
Securities and Exchange Commission,
or get copies for a fee, by writing or
calling the Public Reference Room of
the Commission, Washington, DC
20549-0102 (1-202-942-8090). You
may also send an e-mail to the
publicinfo@sec.gov. You can obtain
the same information free of charge
from the Commission’s Internet Web
site at http://www.sec.gov.

(Rochdale Investment Trust’s SEC
Investment Company Act File number
is 811-08685)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-209-1967.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Thomas J. Volpe is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2005	FYE 12/31/2004
Audit Fees	$91,000	$68,000
Audit-Related Fees	None	None
Tax Fees	$20,000	$14,000
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2005	FYE 12/31/2004
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 24, 2004.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) ROCHDALE INVESTMENT TRUST

By (Signature and Title) /s/ Garrett R. D’Alessandro, President
Garrett R. D’Alessandro, President

Date 3/9/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Garrett R. D’Alessandro, President
Garrett R. D’Alessandro, President

Date 3/9/06

By (Signature and Title)* /s/ Edmund Towers, Treasurer
Edmund Towers, Treasurer

Date 3/7/06

* Print the name and title of each signing officer under his or her signature.